SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (AMENDMENT NO.___)

Filed by the registrant [X]

Filed by a party other than the registrant [   ]

Check the appropriate box:

[ ]	Preliminary proxy statement

[X]	Definitive proxy statement

[ ]	Definitive additional materials

[ ]	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

[ ]	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

VERITAS Software Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 ADOPTION OF 2002 EQUITY INCENTIVE PLAN
PROPOSAL NO. 3 ADOPTION OF 2002 EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL NO. 4 ADOPTION OF 2002 DIRECTORS STOCK OPTION PLAN
PROPOSAL NO. 5
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
STOCK PRICE PERFORMANCE
RELATED PARTY TRANSACTIONS
STOCKHOLDER PROPOSALS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ADDITIONAL INFORMATION
OTHER MATTERS
EXHIBIT B

[VERITAS LOGO]

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear VERITAS Stockholder:

      We cordially invite you to attend the 2002 annual meeting of stockholders of VERITAS Software Corporation. The meeting will be held at our executive offices located at 350 Ellis Street, Mountain View, California on Tuesday, May 14, 2002 at 8:30 a.m. Pacific Time. At the meeting, we will:

1. Elect three Class A directors to our board of directors, each to serve for a term of three years or until his successor has been duly elected and qualified or until his earlier resignation or removal;

2. Approve the VERITAS Software Corporation 2002 Equity Incentive Plan;

3. Approve the VERITAS Software Corporation 2002 Employee Stock Purchase Plan;

4. Approve the VERITAS Software Corporation 2002 Directors Stock Option Plan;

5. Ratify our board of directors’ selection of KPMG LLP as our independent accountants for our current fiscal year; and

6. Transact any other business that may properly come before the meeting or any adjournment or postponement of the meeting.

      All of these actions are described in the proxy statement accompanying this notice.

      Only stockholders who owned our stock at the close of business on March 18, 2002 may vote at the meeting or at any adjournment or postponement of the meeting. Whether or not you plan to attend the meeting, please submit a proxy by telephone, Internet or mail so that your shares may be represented at the meeting. You may vote in person at the meeting, even if you have already submitted a proxy.

      We look forward to seeing you at the meeting.

Sincerely,

[/s/ GARY L. BLOOM]
Gary L. Bloom
Chairman of the Board,
President and Chief Executive Officer

Mountain View, California

March 28, 2002

VERITAS SOFTWARE CORPORATION

PROXY STATEMENT

Information about solicitation and voting

      Our board of directors is soliciting your proxy for our 2002 annual meeting of stockholders. The meeting will be held at our offices located at 350 Ellis Street, Mountain View, California on Tuesday, May 14, 2002 at 8:30 a.m. Pacific Time. Our telephone number is (650) 527-8000.

      This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

      All proxies will be voted in accordance with the instructions specified on the enclosed proxy card. If no choice is specified, the proxies will be voted in favor of the board nominees and the proposals described in the attached Notice of Annual Meeting of Stockholders and this proxy statement. We expect to mail this proxy statement and the enclosed proxy card to stockholders on or about April 11, 2002.

      We will pay the costs of soliciting proxies from stockholders. We have hired Mellon Investor Services LLC to help us solicit proxies from brokers, bank nominees and other institutional owners. We expect to pay Mellon a fee of approximately $12,500 for its services and will reimburse Mellon for its reasonable out-of-pocket expenses, which we estimate will not be more than $5,000. We may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding voting information to the beneficial owners. Our directors, officers and regular employees may solicit proxies on our behalf, without additional compensation, in person or by telephone.

QUESTIONS AND ANSWERS

Q:     Who can vote at the meeting?

A:	March 18, 2002 is the record date for the meeting. If you owned our stock on March 18, 2002, you may attend and vote at the meeting. You are entitled to one vote for each share of common stock held on all matters to be voted on. On March 18, 2002, there were approximately 408,555,769 shares of our common stock outstanding.

Q:	How many votes do you need to hold the meeting?

A:	A majority of our outstanding shares as of the record date must be present in person or represented by proxy at the meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares are counted as present in person or represented by proxy at the meeting if you are present and vote in person at the meeting, or if you have properly submitted a proxy by telephone, Internet or mail.

Q:	What proposals will be voted on at the meeting?

A:	There are five proposals scheduled for a vote. They are:

•	Proposal No. 1: To elect three Class A directors to our board of directors, each to serve for a term of three years or until his successor has been duly elected and qualified or until his earlier resignation or removal;

•	Proposal No. 2: To approve the VERITAS Software Corporation 2002 Equity Incentive Plan;

•	Proposal No. 3: To approve the VERITAS Software Corporation 2002 Employee Stock Purchase Plan;

•	Proposal No. 4: To approve the VERITAS Software Corporation 2002 Directors Stock Option Plan; and

•	Proposal No. 5: To ratify our board of directors’ selection of KPMG LLP as our independent accountants for our current fiscal year.

Q:	What is the vote required for proposal No. 1?

A:	Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. This means the three individuals receiving the highest number of “FOR” votes will be elected directors. You may give each candidate one vote for each share you held on the record date. You may not vote your shares cumulatively.

Q:	What is the vote required for Proposal Nos. 2, 3, 4 and 5?

A:	The adoption of the 2002 Equity Incentive Plan, 2002 Employee Stock Purchase Plan and the 2002 Directors Stock Option Plan and the ratification of our board’s selection of KMPG LLP as our independent accountants for our current fiscal year require the affirmative vote of the holders of a majority of the shares of stock entitled to vote on the matter that are present in person or represented by proxy at the meeting and are voted for or against the matter.

Q:	How are votes counted?

A:	You may vote either “FOR” or “AGAINST” each nominee for the board of directors. You may vote “FOR,” “AGAINST” or “ABSTAIN” on each of the other proposals. If you “ABSTAIN” on Proposal Nos. 2, 3 or 4, the abstention will have the same effect as a vote “AGAINST” the proposal. If you “ABSTAIN” on Proposal No. 5, the abstention will have no effect. If you just sign your proxy card with no additional instructions, your shares will be counted as a “FOR” vote for each director nominee and a “FOR” vote for each of the other proposals. If you do not vote and you hold your shares in a brokerage account in your broker’s name, your shares will not be counted in the tally of the number of shares cast “FOR,” “AGAINST” or “ABSTAIN” on any proposal where your broker does not have discretionary authority to vote. This will have the effect of reducing the number of shares needed to approve any of these items. However, these shares may be counted for the purpose of establishing a quorum for the meeting. Voting results are tabulated and certified by our transfer agent, Mellon Investor Services LLC.

Q:	How can I vote my shares in person at the meeting?

A:	Shares held directly in your name as the stockholder of record may be voted in person at the meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification to the meeting. If you hold your shares in a brokerage account in your broker’s name, you must request a legal proxy from your stockbroker in order to vote at the meeting.

Q:	How can I vote my shares without attending the meeting?

A:	Whether you hold shares directly as a stockholder of record or in a brokerage account in your broker’s name, you may vote without attending the meeting. You may vote by submitting a proxy or, for shares held in a brokerage account in your broker’s name, by submitting voting instructions to your broker or nominee. Please refer to the enclosed proxy card for instructions on how to submit a proxy by telephone, Internet or mail. For shares held in a brokerage account in your broker’s name, the voting instruction card will be included by your broker or nominee.

Q:	How can I change my vote after I return my proxy?

A:	You may revoke your proxy and change your vote at any time before the final vote at the meeting. You may do this by submitting a new proxy at a later date or by attending the meeting and voting in person. Attending the meeting will not revoke your proxy unless you specifically request it.

Q:	What is VERITAS’ voting recommendation?

A:	Our board of directors recommends that you vote your shares “FOR” each of the board nominees and “FOR” each of the other proposals described in this proxy statement.

Q:	Where can I find the voting results of the meeting?

A:	The preliminary voting results will be announced at the meeting. The final results will be published in our quarterly report on Form 10-Q for the second quarter of 2002.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

      Our board of directors currently consists of nine authorized directors and is divided into three classes serving staggered three-year terms. Directors for each class will be elected at the annual meeting of stockholders held in the year in which the term for that class expires and will serve for three years. You will vote on the three Class A director nominees listed below. Each Class A director will serve a three-year term expiring at the 2005 annual meeting of stockholders, or until his successor is duly elected and qualified or until his earlier resignation or removal. The remaining six directors will continue to serve for the terms shown in the table below.

      Our board of directors has nominated Mark Leslie, Geoffrey W. Squire and David J. Roux to serve as the Class A directors.

      If you just sign your proxy card with no additional instructions, your shares will be counted as a “FOR” vote for each director nominee. If any director nominee is unable or declines to serve as a director, the proxy holders named on the proxy card may vote for a substitute nominee at their discretion. We are not aware of any nominee who will be unable to or who will not serve as a director.

Directors and Nominees for Director

      The names of the current directors and the director nominees, their ages as of March 1, 2002 and other information about them are shown below:

Name of Director or Director Nominee	Age	Principal Occupation	Director Since

Nominees for Class A directors — term expiring at the 2005 annual meeting
Mark Leslie	56	Managing Director of Leslie Ventures, L.P.	1988
David J. Roux	45	Managing Director, Silver Lake Partners	2002
Geoffrey W. Squire	55	Executive Vice President and Vice Chairman of the Board of VERITAS	1997
Class B directors — term expiring at the 2003 annual meeting
Gary L. Bloom	41	Chairman of the Board, President and Chief Executive Officer of VERITAS	2000
William H. Janeway	58	Vice Chairman of Warburg Pincus Co. LLC	1997
Joseph D. Rizzi	59	General Partner of Matrix Partners	1987
Class C directors — term expiring at the 2004 annual meeting
Fred van den Bosch	55	Executive Vice President, Product Strategy and New Product Initiatives of VERITAS	1996
Steven Brooks	50	General Partner of Broadview Capital Partners	1996
Stephen J. Luczo	45	Chief Executive Officer of Seagate Technology LLC	1999

Nominees for Class A Directors

      Mr. Leslie has served as managing director of Leslie Ventures, L.P. since January 2002. Mr. Leslie served as our Chairman of the Board from 1990 to December 2001 and served as our Chief Executive Officer from 1990 to November 2000. Mr. Leslie serves on the boards of directors of Brocade Communications Systems, Inc., a supplier of storage area network software, Keynote Systems, Inc., a supplier of Internet performance measurement and diagnostic services, WebEx Communications, Inc., a supplier of real-time communications infrastructure and services, and Avaya Corporation, a supplier of enterprise communications solutions and services.

      Mr. Roux has served as managing director of Silver Lake Partners, a private equity firm, since January 1999. From September 1994 to December 1998, Mr. Roux held various management positions with Oracle Corporation, most recently as Executive Vice President of corporate development. From February 1998 to November 1998, Mr. Roux also served as Chief Executive Officer and President of Liberate Technologies. He currently serves on the boards of Crystal Decisions, an information infrastructure company, Gartner, Inc., a provider of information technology research and consulting services, and Liberate Technologies, a provider of open platforms for delivering enhanced content and services to television viewers.

      Mr. Squire has served as our Executive Vice President and Vice Chairman of the Board since April 1997, when we merged with OpenVision Technologies, Inc. Mr. Squire became a director of OpenVision in 1994 and was appointed Chief Executive Officer of OpenVision in 1995, after serving as its President and Chief Operating Officer from 1994 to 1995. Mr. Squire was President of the U.K. Computing Services and Software Association in 1994 and in 1995 was elected as the founding President of the European Information Services Association. Mr. Squire also serves on the boards of directors of Industri-Mathematik International Corp., a provider of supply chain and customer service software, and The Innovation Group PLC, a United Kingdom-based software company.

Directors Continuing in Office

      Mr. Bloom has served as our President and Chief Executive Officer since November 2000 and as our Chairman of the Board since January 2002. Mr. Bloom joined us after a 14-year career with Oracle Corporation, where he served as Executive Vice President responsible for server development, platform technologies, marketing, education, customer support and corporate development from May 1999 to November 2000, as Executive Vice President of the systems product division from March 1998 to May 1999, as Senior Vice President of the system products division from November 1997 to March 1998, as Senior Vice President of the worldwide alliances and technologies division from May 1997 to October 1997, as Senior Vice President of the product and platform technologies division from 1996 to May 1997, and as Vice President of the mainframe and integration technology division and Vice President of the massively parallel computing division from 1992 to 1996. Before joining Oracle Corporation in 1986, Mr. Bloom held technical positions in the mainframe area at both IBM Corporation and Chevron Corporation. Mr. Bloom serves on the board of directors of GlobespanVirata, Inc., a supplier of communications software and semiconductors.

      Mr. Janeway has served as Vice Chairman of Warburg Pincus Co. LLC, an investment services firm, since September 2000, and served as its Senior Managing Director from January 1999 to September 2000 and as its Managing Director from 1988 to January 1999. Mr. Janeway serves on the boards of directors of BEA Systems, Inc., an e-business infrastructure software company, Indus International, Inc., a developer of enterprise asset management software, and Industri-Mathematik International Corp., a provider of supply chain and customer service software.

      Mr. Rizzi has served as a general partner of Matrix Partners, a venture capital firm, since 1986. Mr. Rizzi serves on the board of directors of Micro Linear Corporation, a provider of semiconductors for network applications.

      Mr. van den Bosch has served as our Executive Vice President, Product Strategy and New Product Initiatives since July 1997. Mr. van den Bosch served as our Senior Vice President, Engineering from 1991 to July 1997 and was appointed as a director in 1996. From 1970 until 1990, he served in various positions with Philips Information Systems, including Director of Technology.

      Mr. Brooks has been a general partner of Broadview Capital Partners, a private equity firm since February 1999. From September 1997 to February 1999, Mr. Brooks was a managing director of Donaldson, Lufkin & Jenrette Securities Corporation, an investment banking firm. From 1996 to 1997, Mr. Brooks was a private investor and a consultant to technology companies. From 1994 to 1997, Mr. Brooks served as Managing Director and Head of Global Technology Investment Banking at the Union Bank of Switzerland

Securities, LLC. Mr. Brooks is a member of the board of directors of Paychex, Inc. a national payroll processing and business services company, and Pharsight Corporation, a software company that markets software to pharmaceutical and biotechnology companies.

      Mr. Luczo has served as Chief Executive Officer and a member of the board of directors of Seagate Technology LLC since July 2000. He served as Chief Executive Officer and a member of the board of directors of Seagate Technology, Inc. from July 1998 to July 2000. He also served as Chairman of the Board of Directors of Seagate Software and its predecessors from July 1997 to November 2000. From 1995 to July 1997, Mr. Luczo served as Seagate Software’s Chief Operating Officer. Mr. Luczo joined Seagate Technology, Inc. in 1993 as Senior Vice President, Corporate Development and was promoted to Executive Vice President, Corporate Development in 1995, where he served until September 1997. He was promoted to President and Chief Operating Officer of Seagate Technology, Inc. in September 1997, and served in the latter capacity until August 1998. He currently serves on the board of Crystal Decisions, an information infrastructure company.

Board Meetings and Committees

      Our board of directors held six meetings in 2001. Each of our directors attended at least 75% of those meetings and the meetings of committees of the board on which he served, other than Messrs. Luczo and Brooks.

      Our board of directors has an audit committee and a compensation committee. Our board of directors currently does not have a nominating committee or a committee performing similar functions.

     Audit Committee

      Mr. Brooks, Mr. Janeway and Mr. Rizzi are the members of the audit committee. Mr. Brooks was appointed to the audit committee in April 1998, Mr. Janeway was appointed in April 2000 and Mr. Rizzi was appointed in March 2001. Each of them is independent and financially literate as determined by our board of directors in light of applicable standards. The audit committee met eight times in 2001.

      The audit committee, along with our independent accountants and with our internal accounting staff, reviews the scope and results of the independent accountants’ audit work, our annual financial statements, and our internal accounting and control systems. The audit committee also recommends to our board of directors the firm of independent accountants to be selected to audit our accounts, and makes further inquiries as it deems necessary or desirable to inform itself as to the conduct of our affairs. Our board of directors has adopted a written charter for the audit committee.

     Compensation Committee

      Mr. Brooks, Mr. Janeway and Mr. Rizzi are the members of the compensation committee. Mr. Brooks was appointed to the compensation committee in February 2002, Mr. Janeway was appointed in April 1998 and Mr. Rizzi was appointed in October 1996. Each of them is independent and a non-employee director as defined under applicable standards. The compensation committee acted by unanimous written consent six times in 2001.

      The compensation committee reviews and makes recommendations to the board of directors regarding the compensation for officers and compensation guidelines for our employees. The compensation committee also administers our employee stock and option plans and makes decisions regarding the grant of all forms of stock compensation awarded to executive officers.

     Compensation Committee Interlocks and Insider Participation

      None of the persons who served on our compensation committee during any part of 2001 had any interlocking relationship as defined by the SEC.

Compensation of Directors

      For their service as directors of VERITAS, our non-employee directors are granted options under our 1993 Directors Stock Option Plan and are reimbursed for actual expenses they incur to attend meetings. Board members who are employees of VERITAS do not receive compensation for their service as directors, except for options granted to Mark Leslie under his separation arrangement with VERITAS that is more fully described under “Related Party Transactions.”

     1993 Directors Stock Option Plan

      Under the 1993 Directors Stock Option Plan, as amended to date, non-employee directors receive automatic stock option grants. Each non-employee director receives an initial option grant to purchase 100,000 shares of common stock on the date he or she is first elected to the board, and an annual option grant to purchase 6,500 shares of common stock on the anniversary date of the initial option grant, if still a director. A non-employee director cannot receive an annual grant earlier than the first anniversary of his or her initial grant. The board of directors may, at its discretion, increase the number of shares subject to each initial grant to 121,500, and increase the number of shares subject to each succeeding grant to 30,375, without additional stockholder approval. In the event of a stock dividend, stock split, or other similar capital change, the board of directors will have discretion to determine whether to adjust the number of shares available under this plan and the maximum number of shares that can be granted to a director.

      Options granted under this plan are immediately exercisable. Once exercised, we will have a right to repurchase unvested shares at the original exercise price. This repurchase right lapses as the shares vest, as follows:

•	for grants made prior to January 1, 1999, initial grants vest as to 15,187 shares on the last day of each calendar quarter, and annual grants vest as to 3,798 shares on the last day of each calendar quarter, provided that the non-employee director attends at least one board meeting during the quarter; and

•	for grants made on or after January 1, 1999, initial grants and annual grants vest as to 1/48th of the shares per month, with no requirement that the non-employee director attend board meetings.

      Options have a 10-year term and will fully vest as to any shares that remain unvested on the day immediately preceding the tenth anniversary of the date the option is granted. Options cease to vest, but remain exercisable, if the non-employee director ceases to be a member of the board, so long as he or she continues to provide services to us as a consultant. In the event of a merger, consolidation, dissolution or liquidation of VERITAS, the sale of substantially all of our assets or any other similar corporate transaction, the vesting of all options granted under the directors’ plan will accelerate and the options will become exercisable in full.

      We have reserved 2,531,250 shares of common stock for issuance under the 1993 Directors Stock Option Plan. In the event that any outstanding option under this plan expires or terminates for any reason, the shares of common stock allocable to the unexercised portion of the option will be available again for the grant under this plan. On February 28, 2002, options to purchase 838,468 shares were outstanding under the 1993 Directors Stock Option Plan, 792,524 shares had been issued on exercise of options and 900,258 shares were available for future grant.

2002 Directors Stock Option Plan

      If the adoption of the 2002 Directors Stock Option Plan as set forth in Proposal No. 4 is approved by the stockholders, then our directors will be granted options under the 2002 Directors Stock Option Plan rather than the 1993 Director Stock Option Plan. For a description of the terms of our 2002 Directors Stock Option Plan, please see the discussion under Proposal No. 4.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION

OF EACH OF THE NOMINATED DIRECTORS

PROPOSAL NO. 2

ADOPTION OF 2002 EQUITY INCENTIVE PLAN

      You are being asked to vote on a proposal to approve the adoption of the 2002 Equity Incentive Plan, which we refer to as the 2002 Option Plan. The 2002 Option Plan was approved by the compensation committee and adopted by the board of directors on February 27, 2002, subject to stockholder approval of the adoption of the plan and the reservation of shares of common stock for issuance thereunder. The 2002 Option Plan will become effective upon its approval by our stockholders. No grants have been made under the 2002 Option Plan.

      We established the 2002 Option Plan as a successor to our 1993 Stock Option Plan, which we refer to as the 1993 Option Plan, to provide VERITAS employees, directors, consultants and independent advisors the opportunity to acquire shares of common stock through option grants, stock awards and other equity awards. The adoption of the 2002 Option Plan is necessitated by the impending expiration of the 1993 Option Plan. The terms of the 2002 Option Plan are substantially the same as those of our 1993 Option Plan. Our board of directors believes that options and other equity-based incentives have been critical components of our success to date and that awards under the 2002 Option Plan will play an important role in our efforts to attract, employ and retain highly qualified employees, directors and consultants. We issue options to provide our employees an opportunity to acquire or increase their ownership stake in VERITAS, creating a stronger incentive to expend maximum effort for our growth and success and encouraging our employees to continue their employment with us.

      If this Proposal No. 2 is approved by our stockholders, no additional option grants will be made under the 1993 Option Plan. Options outstanding under the 1993 Option Plan will remain outstanding until exercised or until they terminate or expire by their terms. As of February 28, 2002, options to purchase 51,632,570 shares were outstanding under the 1993 Option Plan, 29,556,996 shares had been issued on exercise of options and 44,152,036 shares were available for future grant. Upon approval of the 2002 Option Plan, 42,000,000 shares will be available for future grant under the 2002 Option Plan.

      The principal terms and provisions of the 2002 Option Plan are summarized below. The summary, however, is not intended to be a complete description of all the terms of the plan, and is qualified in its entirety by reference to the text of the 2002 Option Plan, which is attached hereto as Exhibit A. To the extent there is a conflict between this summary and the actual terms of the plan, the terms of the 2002 Option Plan will govern.

      Administration. The compensation committee of the board will administer the 2002 Option Plan. The compensation committee will satisfy the requirements of the Securities and Exchange Commission in order to qualify awards under the 2002 Option Plan for the exemption under Rule 16b-3 (or its successor) under the Securities Exchange Act of 1934 and any other requirements specified under the tax laws to qualify awards under the 2002 Option Plan for the exemption under Section 162(m) of the Internal Revenue Code. For optionees who are not executive officers or directors of VERITAS or its subsidiaries, the 2002 Option Plan may be administered by a committee of one or more board members.

      The compensation committee has authority, subject to the express provisions of the 2002 Option Plan, to determine the individuals who are eligible to receive awards under the 2002 Option Plan, the number of shares to be covered by each option or other award, the date or dates on which the option or award is to vest, the maximum term for which the option or award is to remain outstanding, whether an option will be an incentive stock option that satisfies the requirements of Section 422 of the Internal Revenue Code or a non-statutory option not intended to meet such requirements, and the other provisions of the award.

      Eligibility. Our employees, directors, consultants and independent contractors, and those of our subsidiaries are eligible to receive awards under the 2002 Option Plan.

      As of February 28, 2002, approximately 5,540 persons (including thirteen officers and directors) were eligible to participate in the 2002 Option Plan.

      Securities Subject to 2002 Option Plan. If the 2002 Option Plan is approved by our stockholders, up to 42,000,000 shares of our common stock will initially be available for issuance under the plan. This is approximately the number of shares expected to remain available for grant under the 1993 Option Plan as of the date of our 2002 Annual Meeting of Stockholders. As is the case under the 1993 Option Plan, the number of shares of common stock available for issuance under the 2002 Option Plan will automatically increase on the first trading day of each calendar year beginning 2003 by an amount equal to 4.5% of the shares of our common stock outstanding on December 31 of the immediately preceding calendar year, subject to a maximum of 36,000,000 shares per year.

      No one person participating in the 2002 Option Plan may receive options or stock appreciation rights for more than 3,000,000 shares of common stock in any single calendar year beginning on January 1, 2002.

      Should an option under the 2002 Option Plan expire or terminate for any reason prior to exercise in full, the shares subject to the unexercised portion of the option will be available for subsequent awards under the 2002 Option Plan. If restricted shares or shares issued upon exercise of options are forfeited and if stock units or stock appreciation rights are forfeited or terminate before exercise, such shares will be available for subsequent awards under the 2002 Option Plan. If stock units or stock appreciation rights are settled in shares, the number of shares available for future awards under the 2002 Option Plan will be reduced by only the actual number of shares of common stock actually issued in settlement.

      If an option under the 1993 Option Plan expires or terminates for any reason, the shares subject to the option will not be available for subsequent awards under the 2002 Option Plan.

Discretionary Option Grant Program

      Price and Exercisability. The option exercise price per share in the case of an incentive stock option may not be less than 100% of the fair market value of the common stock on the grant date and, in the case of a non-statutory option, 85% of the fair market value of the common stock on the grant date. Options granted under the 2002 Option Plan become exercisable at such time or times as the compensation committee may determine and provide in the option grant agreement. The stock option agreement may provide for accelerated exercisability in the event of an optionee’s death, disability or retirement or other events.

      The exercise price of a stock option may be paid in cash or in shares of common stock. Options may also be exercised through a same-day sale program or exercise and pledge program through a designated brokerage firm. The compensation committee may also assist any optionee (including an officer or director) in the exercise of his or her outstanding options by authorizing a loan by VERITAS to the optionee. The compensation committee will establish the terms and conditions of any such loan in its sole discretion.

      No optionee will have any stockholder rights with respect to the option shares until the optionee has exercised the option, paid the exercise price and become a holder of record of the shares. During the optionee’s lifetime, the option may be exercised only by the optionee and options are not assignable or transferable other than by will or the laws of descent and distribution. However, the compensation committee may allow an optionee to transfer options to members of the optionee’s immediate family or to trusts or partnerships for the exclusive benefit of members of the optionee’s immediate family.

      Termination of Service. Any option held by the optionee upon termination of service will cease to be exercisable 90 days following termination of service, unless otherwise provided in such person’s option agreement. Each such option will normally be exercisable only as to shares of common stock in which the optionee is vested at the time of termination. The compensation committee has complete discretion to extend the period following the optionee’s termination during which his or her outstanding options may be exercised, and to accelerate the exercisability of such options in whole or in part. This discretion may be exercised at any time while the options remain outstanding.

      In the compensation committee’s discretion, an optionee’s stock option agreement may provide that the shares of common stock acquired upon exercise of the options may be repurchased by VERITAS at the original exercise price paid per share upon the optionee’s termination prior to vesting in such shares. The compensation committee may cancel our repurchase rights with respect to any unvested shares at any time, and accelerate the vesting of these shares.

      Incentive Stock Options. Incentive stock options may only be granted to individuals who are employees of VERITAS or our subsidiaries. During any calendar year, the aggregate fair market value of the shares for which incentive stock options granted to any employee under the 2002 Option Plan (or any other VERITAS option plan) first become exercisable will not exceed $100,000.

      Stock Appreciation Rights. The compensation committee is authorized to issue stock appreciation rights under the 2002 Option Plan. Stock appreciation rights provide the holders with the right to settle the award for distribution from us equal to the excess of the fair market value of the shares of common stock underlying the right over the applicable exercise price for such rights. This distribution may, at the discretion of the compensation committee, be made in cash or in shares. The compensation committee may specify the exercise price for the stock appreciation right, the number of shares to which the right pertains, the term of the right and when all or any installment is to become exercisable.

Stock Issuance Program

      Restricted Shares. Restricted shares may be issued or sold under the stock issuance program at a price per share not less than 85% of fair market value, payable in cash or through a promissory note payable to VERITAS. Shares may also be issued solely as a bonus for past services.

      These shares may either be immediately vested upon issuance or subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The compensation committee will, however, have the discretion to accelerate at any time the vesting of any and all unvested shares outstanding under the 2002 Option Plan.

      Stock Units. The compensation committee is authorized to issue stock units under the 2002 Option Plan. Stock units provide the holders with the right to receive a distribution from VERITAS based on the fair market value of a designated number of shares of common stock or performance factors. This distribution may, at the discretion of the compensation committee, be made in cash or in shares. Stock units may be settled in a lump sum or in installments. The compensation committee may specify the number of shares to which the stock unit pertains, the term of the stock unit and the vesting conditions (if any) applicable to the stock unit. The holders of stock units will have no voting rights but may, at the compensation committee’s discretion, carry a right to a dividend equivalent payable in cash. Stock units may be granted in consideration of a reduction in the recipient’s other compensation.

General Provisions

      Change in Control. Upon a change in control, which is described below, each outstanding option under the 2002 Option Plan will:

•	be assumed by the successor corporation (or its parent);

•	be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or its parent); or

•	become fully exercisable for all of the shares that are subject to such option immediately prior to the effective date of the change in control.

      If not assumed, replaced or accelerated, each outstanding option will terminate and cease to be exercisable immediately following the consummation of the change in control. The compensation committee has the discretion to accelerate the exercisability or vesting of outstanding options and awards under the 2002 Option Plan. The acceleration of options in the event of a change in control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal or other efforts to gain control of VERITAS.

      A change in control includes the following transactions:

•	The consummation of a merger or consolidation of VERITAS with or into another entity or any other corporate reorganization, if persons who were not our stockholders immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of the continuing or surviving entity and any direct or indirect parent corporation of such continuing or surviving entity;

•	The sale, transfer or other disposition of all or substantially all of our assets;

•	A change in the composition of the board, as a result of which fewer than 50% of the incumbent directors are directors who either

•	had been our original directors on the date 36 months prior to the date of the event that may constitute a corporate transaction or

•	were elected, or nominated for election, to the board of directors with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

•	Any transaction as a result of which any person is the beneficial owner, directly or indirectly, of securities that represent at least 50% of the total voting power represented by our then-outstanding voting securities.

      Valuation. For purposes of establishing the exercise price and for all other valuation purposes under the 2002 Option Plan, the fair market value of a share of common stock on any relevant date will be the closing price per share of common stock on that date, as reported on the Nasdaq National Market. On February 28, 2002, the closing price of the common stock on the Nasdaq National Market was $35.49 per share.

      Changes in Capitalization. If any change is made to the common stock issuable under the 2002 Option Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares, or other change affecting the outstanding common stock as a class without our receipt of consideration, we will make appropriate adjustments to:

•	the maximum number and class of securities issuable under the 2002 Option Plan;

•	the maximum number and class of securities for which any one person may be granted options or stock appreciation rights in each calendar year;

•	the maximum number and class of securities for which the share reserve is to increase automatically each year; and

•	the number and class of securities and the exercise price per share in effect under each outstanding option or award in order to prevent the dilution or enlargement of benefits thereunder.

      Each outstanding option that is assumed in connection with a change in control will be appropriately adjusted to apply and pertain to the number and class of securities that would otherwise have been issued, in consummation of such change in control, to the option holder had the option been exercised immediately prior to the change in control. Appropriate adjustments will also be made to the option price payable per share and to the class and number of securities available for future issuance under the 2002 Option Plan on both an aggregate and a per-participant basis.

      Deferral of Awards. The compensation committee, in its sole discretion, may permit or require a participant to:

•	have cash or shares of common stock that otherwise would be paid or delivered to such participant as a result of the exercise of a stock appreciation right or option or the settlement of stock units credited to a deferred compensation account established for such participant by the compensation committee as an entry on our books; or

•	have shares of common stock that otherwise would be delivered to such participant as a result of the exercise of an option or stock appreciation right converted into an equal number of stock units.

      Such amounts will be determined by reference to the fair market value of such shares of common stock as of the date they otherwise would have been delivered to such participant. Deferred compensation accounts will represent our unfunded and unsecured obligation and will be subject to the terms and conditions of the applicable agreement with the participant. If the deferral or conversion of awards is permitted or required, the compensation committee, in its sole discretion, may establish rules, procedures and forms pertaining to such awards, including without limitation the settlement of deferred compensation accounts and any credits for interest or other forms of investment return, as determined by the compensation committee.

      Payment of Directors’ Fees. An outside director may elect to receive his or her annual retainer payments and meeting fees from VERITAS in the form of cash, nonqualified stock options, restricted shares or stock units, or a combination thereof, as determined by the board of directors. The number and terms of such awards will also be determined by the board of directors. Any such awards will be issued under the 2002 Option Plan.

      Option Plan Amendments. The board of directors may, at any time and for any reason, amend or terminate the 2002 Option Plan. An amendment of the 2002 Option Plan will be subject to the approval of our stockholders only to the extent required by applicable laws, regulations or rules. The termination of the 2002 Option Plan, or any amendment thereof, will not affect any award previously granted under the 2002 Option Plan.

Summary of Federal Income Tax Consequences of Options Granted under the 2002 Option Plan

      The following is only a summary of the principal United States federal income taxation consequences to the participant and VERITAS with respect to the awards under the 2002 Option Plan, based on advice received from our legal counsel regarding current United States federal income tax laws. This summary is not intended to be exhaustive and among other things, does not discuss the tax consequences of a participant’s death or the income tax laws of any city, state or foreign country in which the participant may reside.

      Options granted under the 2002 Option Plan may be either incentive stock options or non-statutory options. The difference in the federal income tax treatment for the two types of options is described below.

      Incentive Stock Options. No taxable income is recognized by the optionee at the time of an incentive stock option grant, and no taxable income is generally recognized at the time the option is exercised. The excess of the fair market value of the purchased shares over the exercise price paid for the shares on the date of exercise will be includible in alternative minimum taxable income. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

      For federal income tax purposes, dispositions are either qualifying or disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than two years after the grant date of the option and more than one year after the exercise date. If the optionee fails to satisfy either of these two holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

      Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of the amount realized upon the sale or other disposition of the purchased shares over the exercise price paid for such shares. If there is a disqualifying disposition of the shares, then the excess of the fair market value of those shares on the date the option was exercised over the exercise price paid for the shares will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain.

      If the optionee makes a disqualifying disposition of the purchased shares, then VERITAS will be entitled to an income tax deduction for the taxable year in which such disposition occurs equal to the excess of the fair market value of such shares on the date the option was exercised over the exercise price paid for the shares. In no other instance will we be allowed a deduction with respect to the optionee’s disposition of the purchased shares. We anticipate that any compensation deemed paid by VERITAS upon one or more disqualifying dispositions of incentive stock option shares by our executive officers will remain deductible by VERITAS and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain of our executive officers.

      Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

      Special provisions of the Internal Revenue Code apply to the acquisition of common stock under a non-statutory option if the purchased shares are subject to our repurchase right. These special provisions are summarized below:

•	If the shares acquired upon exercise of the non-statutory option are subject to our repurchase right at the original exercise price in the event of the optionee’s termination of service prior to vesting in such shares, the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of the fair market value of the shares on the date such repurchase right lapses with respect to such shares over the exercise price paid for the shares.

•	The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the non-statutory option an amount equal to the excess of the fair market value of the purchased shares on the exercise date (determined as if the shares were not subject to our repurchase right) over the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

      We will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee. We anticipate that the compensation deemed paid by VERITAS upon the exercise of non-statutory options with exercise prices equal to the fair market value of the option shares on the grant date will remain deductible by VERITAS and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain of our executive officers.

      Stock Appreciation Rights. An individual who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. We will be entitled to a business expense deduction equal to the appreciation distribution for our taxable year in which the ordinary income is recognized by the individual.

      Stock Issuances. The tax principles applicable to direct stock issuances under the 2002 Option Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

Accounting Treatment

      Under present accounting principles, generally neither the grant nor the exercise of options issued with an exercise price equal to the fair market value of the option shares on the grant date will result in any charge to our earnings. However, the number of outstanding options may be a factor in calculating our reported earnings per share.

      Should one or more optionees be granted stock appreciation rights or stock units that have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense that would be charged periodically against our earnings. Accordingly, at the end of each fiscal quarter, the amount, if any, by which the fair market value of the shares subject to such outstanding stock appreciation right or the number of shares underlying the stock units has increased from the prior quarter end will be accrued as compensation expense to the extent such fair market value is in excess of the aggregate exercise price in effect for such rights.

New Plan Benefits

      Because option grants under the 2002 Option Plan are subject to the discretion of the compensation committee, awards under the plan for the current year are not determinable. Future option exercise prices under the 2002 Option Plan are not determinable because they will be based upon the fair market value of our common stock on the date of grant. Had the 2002 Option Plan been in effect in 2001, our officers, directors and employees would have received option grants substantially the same as those granted under the 1993 Option Plan. Our named executive officers received option grants under the 1993 Option Plan as set forth under the caption “Option Grants in 2001” below. In addition, in 2001 the following persons received option grants under the 1993 Option Plan as follows:

Name and Position	Exercise Price Per Share	Number of Shares

All current executive officers as a group (8 persons)	Fair market value on the grant date	4,110,000
All current directors who are not executive officers, as a group (6 persons)	Fair market value on the grant date	100,224
All employees, including all current officers who are not executive officers, as a group	Fair market value on the grant date	17,117,765

Required Vote

      The affirmative vote of the holders of a majority of our common stock entitled to vote on the proposal who are present at the annual meeting of stockholders in person or by proxy and are voted for or against the proposal is required to approve the adoption of the 2002 Option Plan and the reservation of 42,000,000 shares of common stock for issuance thereunder.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE ADOPTION OF

2002 EQUITY INCENTIVE PLAN AND THE RESERVATION OF 42,000,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

PROPOSAL NO. 3

ADOPTION OF 2002 EMPLOYEE STOCK PURCHASE PLAN

      You are being asked to vote on a proposal to approve the adoption of the 2002 Employee Stock Purchase Plan, which we refer to as the 2002 Purchase Plan. The 2002 Purchase Plan was approved by the compensation committee and adopted by the board of directors on February 27, 2002, subject to stockholder approval of the adoption of the 2002 Purchase Plan and the reservation of shares of common stock for issuance thereunder. The 2002 Purchase Plan, and the right of participants to make purchases thereunder, is intended to meet the requirements of an “employee stock purchase plan” as defined in Section 423 of the Internal Revenue Code. The 2002 Purchase Plan will become effective upon its approval by the stockholders. No grants have been made under the 2002 Purchase Plan.

      We established the 2002 Purchase Plan as a successor to our 1993 Employee Stock Purchase Plan, which we refer to as the 1993 Purchase Plan. The 2002 Purchase Plan is designed to provide employees of VERITAS and our subsidiaries an opportunity to participate in the ownership of VERITAS by purchasing our common stock through payroll deductions. The adoption of the 2002 Purchase Plan is necessitated by the impending expiration of the 1993 Purchase Plan. The terms of the 2002 Purchase Plan are substantially the same as those of our 1993 Purchase Plan. The 2002 Purchase Plan is intended to benefit our company as well as our stockholders and employees. The 2002 Purchase Plan gives employees an opportunity to purchase shares of common stock at a favorable price, which our board of directors believes will play an important role in our efforts to attract, employ and retain highly qualified employees. We offer shares under this plan to provide our employees an opportunity to acquire or increase their ownership stake in VERITAS, creating a stronger incentive to expend maximum effort for our growth and success and encouraging our employees to continue their employment with us

      The principal terms and provisions of the 2002 Purchase Plan are summarized below. The summary, however, is not intended to be a complete description of all the terms of the plan, and is qualified in its entirety by reference to the complete text of the 2002 Purchase Plan, which is attached hereto as Exhibit B. To the extent there is a conflict between this summary and the actual terms of the plan, the terms of the 2002 Purchase Plan will govern.

      Administration. The compensation committee will administer the 2002 Purchase Plan. VERITAS will pay all costs and expenses incurred in 2002 Purchase Plan administration, and all payroll deductions under the 2002 Purchase Plan will be credited to a non-interest bearing book account.

      Eligibility. Individuals customarily employed by VERITAS or our subsidiaries more than 20 hours per week and for more than five months per calendar year are generally eligible to participate in the 2002 Purchase Plan. As of February 28, 2002, approximately 5,475 persons (including eight officers) were eligible to participate in the 2002 Purchase Plan.

      Securities Subject to 2002 Purchase Plan. If the 2002 Purchase Plan is approved by our stockholders, up to 21,893,518 shares of our common stock will initially be available for issuance under the plan. This is the number of shares currently available for issuance under the 1993 Purchase Plan. Any shares issued under the 1993 Purchase Plan after the effective date of the 2002 Purchase Plan will reduce, on a share-for-share basis, the number of shares issuable under the 2002 Purchase Plan. The number of shares of common stock available for issuance under the 2002 Purchase Plan will automatically increase on the first trading day of each calendar year beginning 2003 by an amount equal to 1% of the shares of common stock outstanding on December 31 of the immediately preceding calendar year. This automatic annual increase may not exceed 600,000 shares per year.

      Purchase Price. The purchase price per share under the 2002 Purchase Plan is 85% of the lower of

•	the fair market value of a share of common stock on the first day of the applicable offering period, or

•	the fair market value of a share of common stock on the last day of the purchase period. Generally, the fair market value of the common stock on a given date is the closing sale price of the common stock, as reported on the Nasdaq National Market.

      To the extent required by applicable law, participants must make arrangements for the satisfaction of any withholding tax obligations that arise in connection with the 2002 Purchase Plan.

      Offering Periods. The 2002 Purchase Plan is implemented by offering periods that generally have a duration of 24 months. Each offering period is comprised of a series of purchase periods, which generally have a duration of six months. Offering periods are concurrent and successive and, accordingly, a new offering period commences every six months and runs concurrently with the prior offering period. The compensation committee in its discretion may vary the beginning date and ending date of the offering periods, provided no offering period will exceed 24 months in length, and may vary the duration of an offering period or purchase period. A new offering period will commence on February 16 and August 16 of each calendar year, which are the same as the 1993 Purchase Plan.

      The participant will have a separate purchase right for each offering period in which he or she participates. The purchase right will be granted on the first day of the offering period and will be automatically exercised in successive installments on the last day of each purchase period within the offering period.

      Limitations. The plan imposes limitations upon a participant’s right to acquire common stock, including the following:

•	No purchase right may be granted to any person who immediately after the grant would own, directly or indirectly, stock or hold outstanding options or rights to purchase stock possessing 5% or more of the total combined voting power or value of all classes of our stock or any of our subsidiaries.

•	A participant cannot purchase more than 5,000 shares on any one purchase date.

•	A participant cannot purchase more than $25,000 of our common stock at any one purchase date.

•	A participant’s payroll deductions for a semi-annual purchase period cannot be less than 2% or more than 10% of the participant’s cash compensation paid during a purchase period.

      The purchase right will be exercisable only by the participant during the participant’s lifetime and will not be assignable or transferable by the participant, except by beneficiary designation or by the laws of descent and distribution.

      Payment of Purchase Price; Payroll Deductions. Payment for shares by participants will be by accumulation of after-tax payroll deductions during the purchase period. Cash compensation for this purpose includes elective 401(k) contributions and all bonuses, overtime, commissions and other amounts to the extent paid in cash.

      For each offering period, a participant will be entitled to purchase up to the number of shares of common stock determined by dividing such participant’s payroll deductions accumulated prior to the purchase date by the applicable purchase price, subject to the limitations described above. Any payroll deductions accumulated in a participant’s account that are not sufficient to purchase a full share will be retained in the participant’s account for the subsequent purchase period. No interest will accrue on the payroll deductions of a participant in the 2002 Purchase Plan.

      Termination and Change to Payroll Deductions. A purchase right terminates at the end of the offering period or earlier if the participant terminates employment. A participant may increase or decrease his or her deductions during a purchase period as permitted by the compensation committee.

      Adjustments. If any change in the common stock occurs (through re-capitalization, stock dividend, stock split, combination of shares, exchange of shares, or other change affecting our outstanding common stock as a class without our receipt of consideration), we will make appropriate adjustments to the class and maximum number of shares subject to the 2002 Purchase Plan, to the class and maximum number of shares purchasable by each participant on any one purchase date, and the class and number of shares and purchase price per share subject to outstanding purchase rights in order to prevent the dilution or enlargement of benefits thereunder.

      Amendment and Termination. The 2002 Purchase Plan will continue in effect until the earlier of February 27, 2022, the date on which all shares available for issuance under the 2002 Purchase Plan have been issued or a corporate transaction, as described below, unless the plan is terminated earlier by the board of directors. The board may at any time alter, amend, suspend or discontinue the 2002 Purchase Plan.

      Corporate Transaction. A corporate transaction that may terminate the 2002 Purchase Plan includes any merger or consolidation of VERITAS with or into another entity or any other corporate reorganization, and any sale, transfer or other disposition of all or substantially all of our assets or our complete liquidation or dissolution. Upon such a corporate transaction, each purchase right under the 2002 Purchase Plan will automatically be exercised immediately before consummation of the corporate transaction as if such date were the last purchase date of the offering period. The purchase price per share will be equal to 85% of the lower of the fair market value per share of common stock on the start date of the offering period or the fair market value per share of common stock immediately prior to the effective date of such corporate transaction.

      The grant of purchase rights under the 2002 Purchase Plan will in no way affect our right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

      Proration of purchase rights. If the total number of shares of common stock for which purchase rights are to be granted on any date exceeds the number of shares then remaining available under the 2002 Purchase Plan, a proportionate allocation of the shares remaining will be made as provided in the 2002 Purchase Plan.

Summary of Federal Income Tax Consequences of Options Granted under the 2002 Purchase Plan

      The following is only a summary of the principal United States federal income taxation consequences to the participant and VERITAS with respect to the 2002 Purchase Plan, based on advice received from our legal counsel regarding current United States federal income tax laws. This summary is not intended to be exhaustive and among other things, does not discuss the tax consequences of a participant’s death or the income tax laws of any city, state or foreign country in which the participant may reside.

      The 2002 Purchase Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Under a qualifying plan, no taxable income will be reportable by a participant, and we will not be allowed any deductions, by reason of the grant or exercise of the purchase rights issued thereunder. A participant will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

      A sale or other disposition of the purchased shares will be a disqualifying disposition if made before the later of two years after the start of the offering period in which such shares were acquired or one year after the shares are purchased. If the participant makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount by which the fair market value of such shares on the date of purchase exceeded the purchase price, and the participant will be required to satisfy the employment and income tax withholding requirements applicable to such income. In no other instance will we be allowed a deduction with respect to the participant’s disposition of the purchased shares.

      Any additional gain or loss recognized upon the disposition of the shares will be a capital gain, which will be long-term if the shares have been held for more than one year following the date of purchase under the 2002 Purchase Plan.

New Plan Benefits

      Since purchase rights are subject to discretion, including an employee’s decision not to participate in the 2002 Purchase Plan, awards under the 2002 Purchase Plan for the current fiscal year are not determinable. However, in the purchase period that ended on August 15, 2001 each of the following named officers purchased the following number of shares of common stock at a purchase price of $29.24 per share: Mr. Bloom: 326, and Mr. van den Bosch: 2. In addition, each of the following named officers purchased the following number of shares of common stock at a purchase price of $12.8681 per share on February 15, 2001: Mr. Leslie: 1,651, Mr. Lonchar: 1,651, and Mr. Sallaberry: 1, 651. In addition, Mr. van den Bosch purchased 301 shares of common stock at a purchase price of $70.3906 in the purchase period that ended on February 15, 2001. All of the executive officers as a group, eight persons, purchased 654 shares in the purchase period that ended on August 15, 2001 and 6,523 shares in the purchase period that ended February 15, 2001.

Required Vote

      The affirmative vote of the holders of a majority of VERITAS common stock entitled to vote on the proposal who are present at the annual meeting of stockholders in person or by proxy and are voted for or against the proposal is required to approve the adoption of the 2002 Purchase Plan and the reservation of 21,893,518 shares of common stock for issuance thereunder.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2002 EMPLOYEE STOCK PURCHASE PLAN AND THE RESERVATION OF 21,893,518 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

PROPOSAL NO. 4

ADOPTION OF 2002 DIRECTORS STOCK OPTION PLAN

      You are being asked to vote on a proposal to approve the adoption of the 2002 Directors Stock Option Plan, which we refer to as the 2002 Directors Plan. The 2002 Directors Plan was approved by the compensation committee and adopted by the board of directors on February 27, 2002, subject to stockholder approval of the plan and the reservation of shares for issuance thereunder. The 2002 Directors Plan will become effective upon its approval by our stockholders. No grants have been made under the 2002 Directors Plan.

      We established the 2002 Directors Plan as a successor to our 1993 Directors Stock Option Plan, which we refer to as the 1993 Directors Plan, to provide for the grant of non-statutory stock options to our non-employee directors. The adoption of the 2002 Directors Plan is necessitated by the impending expiration of the 1993 Directors Plan. The terms of the 2002 Directors Plan are substantially the same as those of our 1993 Directors Plan. The purpose of the 2002 Directors Plan is to attract and retain highly qualified individuals to serve as members of our board of directors, to provide incentive for non-employee directors to focus on our critical long-range objectives, and to align the interests of non-employee directors with our stockholders’ interests through beneficial stock ownership.

      As of February 28, 2002, options to purchase 838,468 shares were outstanding under the 1993 Directors Plan, 792,524 shares had been issued on exercise of options and 900,258 shares remained available for future grant.

      The principal terms and provisions of the 2002 Directors Plan are summarized below. The summary, however, is not intended to be a complete description of all the terms of the plan, and is qualified in its entirety by reference to the complete text of the 2002 Directors Plan, which is attached hereto as Exhibit C. To the extent there is a conflict between this summary and the actual terms of the plan, the terms of the 2002 Directors Plan will govern.

      Administration. The 2002 Directors Plan is designed to work automatically; however, to the extent administration is necessary, the compensation committee of the board will administer the 2002 Directors Plan. The compensation committee will satisfy the requirements as may be specified by the Securities and Exchange Commission to qualify awards under the 2002 Directors Plan for exemption under Rule 16b-3 (or its successor) under the Securities Exchange Act of 1934.

      Eligibility. Only non-employee directors of VERITAS are eligible to receive grants of options under the 2002 Directors Plan.

      Securities Subject to 2002 Directors Plan. The maximum number of shares of common stock that may be issued over the term of the 2002 Directors Plan is 1,900,258 shares. If an option under the 2002 Directors Plan expires or terminates for any reason prior to being exercised in full, the shares subject to the portion of the option not so exercised will be available for subsequent awards under the 2002 Directors Plan.

      Grant and Exercise of Option. The 2002 Directors Plan provides that each person who initially becomes a non-employee director after the effective date of the 2002 Directors Plan will automatically be granted an option to purchase between 50,000 and 100,000 shares of common stock (the “initial grant”) on the date on which such person first becomes a non-employee director. The number of shares covered by this automatic initial grant has been set at 100,000 shares, but may be changed from time to time by the compensation committee. Non-employee directors who have been employed by VERITAS, or any of our subsidiaries, are not eligible to receive this initial grant.

      Upon the conclusion of our annual meetings of stockholders held in 2002 or thereafter, each non-employee director who will continue serving as a member of the board thereafter will receive an option to purchase between 10,000 and 50,000 shares of common stock. The number of shares covered by this automatic annual grant has been set initially at 25,000 shares. No such annual grant will be awarded to a director who received an initial grant earlier in the same calendar year.

      Upon the conclusion of each annual meeting of our stockholders held in 2002 or thereafter, each non-employee director who serves on a committee of the board will receive an automatic grant of an option to purchase 10,000 shares of common stock for the first committee on which such director serves and 5,000 shares of common stock for each additional committee on which such director serves.

      Price and Exercisability. The exercise price of all stock options granted under the 2002 Directors Plan will equal 100% of the fair market value of a share of our common stock on the date of grant of the option. Options granted under the 2002 Directors Plan have a term of ten years and are immediately exercisable in full. Any shares purchased under the option will be subject to our repurchase right at the exercise price paid per share upon the optionee’s termination of service prior to vesting in those shares. Subject to the non-employee director’s continuing service as a member of the board of directors of VERITAS, each option granted under the 2002 Directors Plan will become vested in equal monthly installments over the 48-month period commencing on the date of grant. The options remain exercisable as to vested shares for up to six months following the optionee’s termination of service as a director of VERITAS, unless such termination is a result of death or of total and permanent disability, in which case the options remain exercisable for up to a one-year period. The 2002 Directors Plan also provides for accelerated vesting of a specified portion of each outstanding option in the event of an optionee’s death and as to all of the shares upon a change in control of VERITAS.

      During the optionee’s lifetime, the option may be exercised only by the optionee and options are not assignable or transferable other than by will or the laws of descent and distribution. However, the compensation committee may allow an optionee to transfer options to members of the optionee’s immediate family or to trusts or partnerships for the exclusive benefit of members of the optionee’s immediate family.

      The compensation committee may provide that the options that otherwise would be granted to a non-employee director will instead be granted to an affiliate of such non-employee director. The affiliate will be deemed to be a non-employee director for purposes of the 2002 Directors Plan, provided that the service-related vesting and termination provisions pertaining to the options will be applied with regard to the service of the non-employee director.

      The exercise price may be paid in cash, or in shares of our common stock valued at the fair market value of such shares on the date when the option is exercised. Options may also be exercised through a same-day sale program or exercise and pledge program through a designated brokerage firm. The compensation committee in its sole discretion may allow the optionee to pay all or part of the exercise price and any withholding taxes in any other form that is consistent with applicable laws, regulations and rules.

General Provisions

      Changes in Capitalization. In the event any change is made to the common stock issuable under the 2002 Directors Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares, or other change affecting the outstanding common stock as a class without our receipt of consideration, we will make appropriate adjustments to the maximum number and class of securities issuable under the 2002 Directors Plan, the maximum number and class of securities for which any one person may be granted options in each calendar year, and the number and class of securities and the exercise price per share in effect under each outstanding option or award in order to prevent the dilution or enlargement of benefits thereunder.

      Changes in Control. Upon a change in control, each outstanding option under the 2002 Directors Plan will either be assumed by the successor corporation (or parent) or be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent) in connection with the change in control. Appropriate adjustments will also be made to the option price payable per share and to the class and number of securities available for future issuance under the 2002 Directors Plan on both an aggregate and a per-participant basis. If not assumed or replaced, each outstanding option will terminate and cease to be exercisable immediately following the consummation of the change in control. In the event of a change in control, all of the shares purchasable under the options will become fully vested and our repurchase rights will lapse with respect thereto. The acceleration of options in the event of a change in control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal or other efforts to gain control of VERITAS.

      Directors Plan Amendments. The board of directors may, at any time and for any reason, amend or terminate the 2002 Directors Plan. An amendment of the 2002 Directors Plan will be subject to the approval of our stockholders only to the extent required by applicable laws, regulations or rules. The termination of the 2002 Directors Plan, or any amendment thereof, will not affect any award previously granted under the 2002 Directors Plan.

Summary of Federal Income Tax Consequences of Options Granted under the 2002 Directors Plan

      The following is a brief summary of the effect of federal income taxation on the optionee and VERITAS with respect to the grant and exercise of options under the 2002 Directors Plan, based on advice received from our legal counsel regarding current United States federal income tax laws. This summary does not purport to be complete, and does not discuss the income tax laws of any municipality, state or foreign country in which an optionee may reside. We advise all eligible directors to consult their own tax advisors concerning tax implications of option grants and exercises, and the disposition of stock acquired upon such exercises under the 2002 Directors Plan.

      Options granted under the 2002 Directors Plan are non-statutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a non-statutory stock option. However, upon exercise of the option, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the option price. Upon resale of such shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as long-term or short-term capital gain (or loss) depending on the holding period. We will be entitled to a tax deduction in the amount that the optionee recognizes as ordinary income with respect to shares acquired upon exercise of a non-statutory stock option. We will be entitled to such deduction at the time that the optionee recognizes ordinary income.

New Plan Benefits

      The following table shows in the aggregate the options that would be granted to non-employee directors under the automatic annual grant program of the 2002 Directors Plan if the plan is approved by our stockholders. Future option exercise prices under the 2002 Directors Plan are not determinable because they will be based upon the fair market value of our common stock on the date of grant.

Name and Position	Exercise Price Per Share	Number of Shares

All current directors who are not employees, as a group (6 directors)	Fair market value on the date of grant	195,000

Required Vote

      The affirmative vote of the holders of a majority of our common stock entitled to vote on the proposal who are present at the annual meeting of stockholders in person or by proxy and are voted for or against the proposal is required to approve the adoption of the 2002 Directors Plan and the reservation of 1,900,258 shares of common stock for issuance thereunder.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF

THE 2002 DIRECTORS STOCK OPTION PLAN AND
THE RESERVATION OF 1,900,258 SHARES OF COMMON STOCK
FOR ISSUANCE THEREUNDER.

PROPOSAL NO. 5

RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

      Our board of directors has selected KPMG LLP as our independent accountants to perform the audit of our financial statements for the year ending December 31, 2002. You are being asked to ratify this selection. We expect that one or more representatives of KPMG LLP will be present at the meeting, will be able to make a statement, if they wish to do so, and will be able to respond to appropriate questions.

      On April 23, 2001, we dismissed Ernst & Young LLP as our principal accountant to perform the audit of our financial statements for the year ending December 31, 2001. However, we retained Ernst & Young LLP for tax-related services. The reports of Ernst & Young LLP on our financial statements for the fiscal years ended December 31, 1999 and 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was recommended by our audit committee and was approved by our board of directors. During 1999 and 2000 and through April 23, 2001, we had no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused it to make reference to the subject matter of any such disagreement in its report on our financial statements for those years. During 1999 and 2000 and through April 23, 2001, we had no reportable events, as that term is defined by applicable Securities and Exchange Commission regulations. At our request, Ernst & Young LLP provided us with a letter, dated April 24, 2001, addressed to the Securities and Exchange Commission, stating that it agreed with the statements in this paragraph, other than those relating to the decision of our audit committee and board of directors to change accountants, as to which it stated that it had no basis to agree or disagree with such statements. A copy of this letter was filed as Exhibit 16.1 to our current report on Form 8-K filed on April 25, 2001.

      Prior to our initial engagement of KPMG LLP in April 2001, neither we nor anyone on our behalf had consulted with KPMG LLP during fiscal 1999 or fiscal 2000 or through April 23, 2001 regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither was a written report provided to us nor was oral advice provided to us that KPMG LLP concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) the subject of any disagreement or reportable event, as those terms are defined by applicable Securities and Exchange Commission regulations.

Audit Fees

     Audit and Audit-Related Fees

      In 2001, the aggregate fees billed by KPMG LLP for its audit and quarterly reviews completed were approximately $850,000. In 2001, the aggregate fees billed by Ernst & Young LLP were approximately $115,000.

      In 2001, the aggregate fees billed by KPMG LLP for accounting consulting related to audits in 2001 and other audit-related services were approximately $74,000. In 2001, the aggregate fees billed by Ernst & Young LLP were approximately $12,000.

Financial Information Systems Design and Implementation

      In 2001, the aggregate fees billed by KPMG LLP for financial information systems design and implementation were approximately $308,000. In 2001, the aggregate fees billed by Ernst & Young LLP were approximately $30,000.

     All Other Fees

      In 2001, the aggregate fees billed by KPMG LLP for all other non-audit services were approximately $512,000. In 2001, the aggregate fees billed by Ernst & Young LLP were approximately $1.8 million.

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF SELECTION OF

KPMG LLP AS OUR INDEPENDENT ACCOUNTANTS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table shows how much of our common stock was beneficially owned as of March 18, 2002 by each director, each executive officer named in the summary compensation table, all executive officers and directors as a group, and by each holder of 5% or more of our common stock. To our knowledge and except as set for the in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable. Unless we indicate otherwise, each holder’s address is c/o VERITAS Software Corporation, 350 Ellis Street, Mountain View, CA 94043.

      The option column below reflects shares of common stock that are subject to options that are currently exercisable or are exercisable within 60 days of March 18, 2002. Those shares are deemed outstanding for the purpose of computing the percentage ownership of the person holding these options, but are not deemed outstanding for the purpose of computing the beneficial ownership of any other person. All options granted to non-employee directors, and substantially all of the options granted to Mr. Bloom, are exercisable in full immediately and are subject to rights of repurchase by VERITAS that decline over time as the options vest. The VERITAS rights to repurchase lapse at a rate of 1/48 of the shares per month over four years. The table below includes all exercisable options, including those which are not yet vested; it also shows the number of shares that are subject to VERITAS’ right to repurchase. Percentage ownership is based on 408,555,769 shares outstanding on March 18, 2002.

Amount and Nature of Beneficial Ownership

				Percent of
Beneficial Owner	Shares	Options(1)	Total	Class

AXA Financial, Inc.(2)	25,337,661	—	25,337,661	6.3%
Massachusetts Financial Services Company(3)	21,929,260	—	21,929,260	5.5%
Gary L. Bloom	861	4,742,398	4,743,259	1.15%
Mark Leslie(4)	1,328,409	1,169,832	2,498,241	*
Fred van den Bosch	18,728	1,469,168	1,487,896	*
Paul A. Sallaberry	234,947	473,538	708,485	*
Kenneth E. Lonchar	68,168	325,980	394,148	*
Geoffrey W. Squire	—	674,802	674,802	*
Steven Brooks	17,035	271,750	288,785	*
William H. Janeway	50,000	125,500	175,500	*
Stephen J. Luczo	3,704	76,281	79,985	*
Joseph D. Rizzi	149,373	231,718	381,091	*
David J. Roux	—	100,000	100,000	*
All executive officers and directors as a group (14 persons)	1,945,062	9,906,066	11,851,128	2.83%

*	Less than one percent

(1)	Includes shares that may be acquired upon exercise of options, subject to VERITAS’ rights to repurchase that lapse over time, as follows: Mr. Bloom, 3,350,136 shares; Mr. Brooks, 14,558 shares; Mr. Janeway, 43,551 shares; Mr. Luczo, 43,551 shares; Mr. Rizzi, 13,270 shares; and Mr. Roux, 95,833 shares.

(2)	Based solely on information provided by AXA Assurances I.A.R.D. Mutuelle in a Schedule 13G filed with the Securities and Exchange Commission in February, 2002. Beneficial ownership represents 25,337,661 shares beneficially owned by AXA Financial, Inc. as a parent holding company, representing sole voting power with respect to 11,767,362 shares, shared voting power with respect to 5,053,527 shares, sole dispositive power with respect to 25,322,934 shares and shared dispositive power with respect to 14,727 shares. The address of AXA Assurances I.A.R.D. Mutuelle is 370, rue Saint Honore, 75001 Paris, France. The address of AXA Financial, Inc. is 1290 Avenue of the Americas, New York, New York, 10104.

(3)	Based solely on information provided by Massachusetts Financial Services Company in a Schedule 13G filed with the Securities and Exchange Commission in February, 2002. Beneficial ownership represents sole dispositive power with respect to 21,929,260 shares and sole voting power with respect to 21,846,899 shares. The address of this entity is 500 Boylston Street, Boston, Massachusetts 02116.

(4)	Represents 1,027,525 shares held by the Leslie Family Trust, 250,000 shares held by Leslie Enterprises LP and 50,884 shares held by the Leslie Family Foundation.

EXECUTIVE COMPENSATION

      The following table sets forth all compensation awarded to, earned by or paid for services rendered to VERITAS in all capacities during 2001, 2000 and 1999 by our chief executive officer and our four other most highly compensated executive officers. This information includes the dollar value of base salaries, commissions and bonus awards, the number of shares subject to stock options granted and certain other compensation, whether paid or deferred. We do not grant stock appreciation rights and provide no long-term compensation benefits other than stock options.

Summary Compensation Table

				Long-Term
				Compensation

		Annual		Awards
		Compensation		Securities
				Underlying
Name and Principal Position	Year	Salary	Bonus	Options

Gary L. Bloom	2001	$1,000,000	$800,000	2,250,000
President, Chief Executive Officer	2000	121,795	—	2,500,000
and Chairman of the Board	1999	—	—	—
Mark Leslie	2001	519,215	266,400	100,224
Former Chairman of the Board	2000	550,000	888,435	640,000
	1999	400,000	875,000	719,999
Paul A. Sallaberry	2001	425,000	350,000	400,000
Executive Vice President,	2000	330,000	533,061	400,000
Worldwide Field Operations	1999	416,090	500,000	337,499
Fred van den Bosch	2001	400,000	300,000	400,000
Executive Vice President, Product	2000	300,000	493,575	400,000
Strategy and New Product Initiatives	1999	250,000	437,500	449,999
Kenneth E. Lonchar	2001	375,000	240,000	325,000
Executive Vice President, Finance	2000	280,000	286,274	200,000
and Chief Financial Officer	1999	215,000	275,000	112,499

      Portions of bonuses for services rendered in 2001, 2000 and 1999 were paid in the following year. Mr. Bloom joined us in November 2000. Other annual compensation did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officers.

Option Grants in 2001

      The following table sets forth further information regarding stock option grants to each of the above-named officers. During 2001, we granted to our employees options to purchase 21,227,765 shares of our common stock. The potential realizable value table illustrates the hypothetical gains that would exist for the options at the end of the 10-year term of the option based on assumed annualized rates of compound stock price appreciation of 5% and 10% from the dates the options were granted to the end of the term. The 5% and 10% assumed rates of annual compound stock price appreciation are mandated by SEC rules and do not represent our estimate or projection of future common stock prices. Actual gains, if any, on option exercises will depend on the future performance of our common stock and overall market conditions. The potential realizable values shown in this table may never be achieved.

		Percent of
	Number of	Total			Potential Realizable Value at
	Securities	Options			Assumed Rates of Stock Price
	Underlying	Granted to			Appreciation for Option Term
	Options	Employees in	Exercise	Expiration
Name	Granted	Fiscal Year	Price	Date	5%	10%

Gary L. Bloom	1,000,000	4.71%	$39.45	4/4/11	$24,809,893	$62,873,140
	1,250,000	5.88	18.31	10/1/11	14,393,826	36,476,781
Mark Leslie	100,224	0.47	39.45	4/4/11	2,486,547	6,301,398
Paul A. Sallaberry	100,000	0.47	39.45	4/4/11	2,480,989	6,287,314
	300,000	1.41	28.72	8/31/11	5,418,556	13,731,685
Fred van den Bosch	100,000	0.47	39.45	4/4/11	2,480,989	6,287,314
	300,000	1.41	28.72	8/31/11	5,418,556	13,731,685
Kenneth E. Lonchar	125,000	0.59	39.45	4/4/11	3,101,237	7,859,143
	200,000	0.94	28.72	8/31/11	3,612,371	9,154,457

      The exercise price of all stock options was equal to the fair market value of our common stock on the date of grant. The stock options vest monthly over four years. Mr. Bloom may exercise certain of his stock options before they vest, provided he enters into a repurchase agreement with us. All stock options were granted for a term of 10 years, subject to earlier termination upon termination of employment.

Aggregate Option Exercises in 2001 and Fiscal Year-End Option Values

      The following table sets forth information concerning stock option exercises during 2001 by each of the above-named officers, including the aggregate amount of gains on the date of exercise. The value realized for option exercises is the aggregate fair market value of our common stock on the date of exercise less the exercise price. In addition, the table includes the number of shares covered by both vested and unvested stock options held on December 31, 2001 by each of those officers. Also reported are values for “in-the-money” stock options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of our common stock as of December 31, 2001. The values for unexercised in-the-money options have not been realized and may never be realized. The fair market value is determined by the closing price of our common stock on December 31, 2001, as reported on the Nasdaq National Market, which was $44.83 per share.

			Number of Securities
			Underlying Unexercised		Value of
	Shares		Options at Fiscal		Unexercised In-the-Money
	Acquired		Year-End		Options at Fiscal Year-End
	Upon	Value
Name	Exercise	Realized	Vested	Unvested	Vested	Unvested

Gary L. Bloom	—	$—	896,255	3,853,745	$2,280,180	$36,249,820
Mark Leslie	1,425,000	55,829,582	2,761,910	—	70,116,853	—
Paul A. Sallaberry	120,876	5,171,603	439,266	755,989	8,102,484	9,090,554
Fred van den Bosch	537,370	22,817,015	1,383,647	823,489	44,153,472	11,157,639
Kenneth E. Lonchar	22,000	1,662,368	327,646	467,344	7,910,292	5,121,802

Employment Agreements

Employment Agreement with Chief Executive Officer

      Our Chief Executive Officer and President, Gary Bloom, entered into an employment agreement with us effective November 17, 2000. Under Mr. Bloom’s employment agreement, he was paid a base salary of $1,000,000 for 2001 and had a performance bonus target of $800,000. In subsequent years, his compensation will be determined by the compensation committee. Mr. Bloom’s employment is at-will and may be terminated by him or by us at any time for any reason.

      If there is an involuntary termination of Mr. Bloom’s employment prior to November 17, 2002, he will be entitled to six months of base salary and one-half of his target bonus for the year, payable over 12 months. In addition, he will be entitled to accelerated vesting of all unvested stock options held by him that would have vested within one year from the date of the involuntary termination, and the continued exercisability of all stock options for 90 days from the later of the date of the involuntary termination or the date he ceases providing consulting services to us. Mr. Bloom’s receipt of any severance benefits is conditioned upon his signing a termination and general release agreement with us.

      Mr. Bloom will not be entitled to receive severance benefits, except those under our benefits plans, if he voluntarily resigns or if we terminate his employment for cause.

      If there is an involuntary termination within one year of a change of control of our company, and the change of control occurs prior to November 17, 2002, then Mr. Bloom will be entitled to 12 months of base salary and his full target bonus for the year. In addition, he will be entitled to accelerated vesting of 50% of the unvested stock options then held by him. Mr. Bloom’s employment agreement provides that he will not compete with us while he is receiving severance benefits, and that he will not solicit our employees for a period of two years after any final payment.

Employment Agreements with Executive Officers

      All of our named executive officers, other than Mr. Bloom, entered into employment agreements with us effective May 28, 1999. Under these employment agreements, these officers will be paid a base salary and will be entitled to receive a performance bonus as determined by the board of directors or the compensation committee. Each employment agreement provided for a term of one year and provided that at the end of its term, the employee will continue on a month-to-month basis on the terms and conditions in the employment agreement.

      Generally, if we terminate one of these employment agreements as a result of an involuntary termination, then the affected employee will be entitled to six months of the employee’s base compensation and 50% of the employee’s target bonus for the year. In addition, the employee will be entitled to the continued vesting of all stock options and restricted stock held by the employee through a nine-month consulting period, and the continued exercisability of all stock options for three months following the end of the consulting period. The employee will also be entitled to continue to receive health, dental and life insurance coverage.

      The employee will not be entitled to receive severance benefits, except those under our benefits plans, if the employee’s employment terminates by reason of the employee’s voluntary resignation or if the termination is for cause.

      These employment agreements provide that until the end of the consulting period, the employee will not be owner, consultant, director, or employee of any business that has products that compete directly with our products, or without our authorization. In addition, until one year after the employee’s termination for any reason, the employee may not solicit any of our employees or cause an employee to leave.

      The following pages contain a report issued by our compensation committee relating to executive compensation for 2001, a report issued by our audit committee and a section titled “Stock Price Performance” containing a stock price performance graph. Stockholders should be aware that under SEC rules, the compensation committee report, the audit committee report and the stock price performance graph are not considered “filed” under the Securities Exchange Act of 1934, and are not incorporated by reference in any past or future filing by VERITAS under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless these sections are specifically referenced.

REPORT ON EXECUTIVE COMPENSATION

      The compensation committee makes all decisions involving the cash and stock compensation of VERITAS’ executive officers. William H. Janeway and Joseph D. Rizzi are the current members of the compensation committee. Neither has any interlocking relationships as defined by the SEC, and both are “outside directors” and “non-employee directors” as defined by the Internal Revenue Code and the Securities Exchange Act of 1934, respectively.

      General compensation policy. The compensation committee acts on behalf of VERITAS’ board of directors to establish the general compensation policy for all employees. The compensation committee reviews and approves target bonuses for the chief executive officer and certain other executive officers and reviews compensation guidelines for employees at or about the beginning of each year. The compensation committee administers all of VERITAS’ stock plans.

      The philosophy in compensating executive officers, including the chief executive officer, is to relate compensation to corporate financial performance and individual performance. Thus, the compensation policy, which applies to executives and some other managers, relates a portion of each individual’s total compensation to financial objectives set forth at the beginning of the fiscal year and to quarterly performance goals set forth at the beginning of each quarter. Long-term equity incentives for executive officers are effected through grants of stock options. Stock options generally have value for the executive only if the price of VERITAS’ common stock increases above the fair market value on the grant date, and the executive remains employed for the period required for the shares to vest.

      The base salaries of the executive officers are determined in part by the compensation committee reviewing executive compensation surveys and other independent information sources as they are available, such as the Radford Associates executive compensation report. This survey is nationally known for its database of high technology company compensation practices. In addition, the members of the compensation committee have knowledge of the prevailing competitive salaries in the computer software industry. The compensation committee also reviews and compares the practices of other companies with respect to their stock option grants. The compensation committee attempts to target total cash compensation at or above the 60th percentile of the survey companies.

      In preparing the performance graph for this proxy statement, the compensation committee used the JP Morgan H&Q Technology Index, formerly the Hambrecht & Quist Technology Index, as VERITAS’ published line of business index, as VERITAS believes that the JP Morgan H&Q Technology Index is a good indication of stock price performance with respect to VERITAS’ industry. The compensation committee believes that the data contained in the compensation surveys described in the previous paragraph, which includes certain companies on the JP Morgan H&Q Technology Index, is a good benchmark with respect to executive compensation practices in VERITAS’ industry; however, it does not have complete overlap with the JP Morgan H&Q Technology Index.

      Base compensation. The information discussed above was presented to us in December 2001. The compensation committee reviewed the recommendations and performance and market data outlined above and established a base salary level to be effective January 1, 2002 for each executive officer, including the chief executive officer. The base salaries were generally targeted at or near the 60th percentile for similar sized companies in the high technology industry for all the executive officers, including the chief executive officer.

      Incentive compensation. Cash bonuses may be awarded to an executive officer in the form of a company performance based bonus. The profit bonus paid to executives depends on the net income per share specified in the bonus plans as follows:

•	For our Chief Executive Officer and President, our Executive Vice Presidents of Worldwide Field Operations, Product Strategy and New Product Initiatives, Finance and Product Operations and our Senior Vice President of Strategic Operations, bonuses are based upon the attainment of specified levels of EPS (earnings per share) performance and revenue growth objectives in line with the 2002 VERITAS operating plan. During 2001, the annual bonus target payment for these executive officers ranged from $210,000 to $350,000, and the annual bonus target payment for Mr. Bloom, the chief executive officer, was $800,000.

•	For all other executive officers not covered by the bonus plan mentioned above, profit bonuses are based upon operating profit performance. The amount of the initial bonus pool will be determined based upon a target percentage of the semi-annual base salary for all participants in the plan. The target bonus has been established at 25% of annual base salary. Depending on the operating profit performance, the amount of the bonus pool to be paid will vary from payment of 50% of the bonus pool at performance at less than 90% of the operating plan to payment of 200% of the bonus pool at performance at more than 120% of the operating plan. The amount and allocation of bonuses paid to executive officers, however, is subject to the discretion of the supervisor of the executive officer, if any, and the chief executive officer, based on their assessment of the executive officer’s individual performance in attaining specific or overall goals and the contribution to the organization by the executive officer, and is approved by the compensation committee.

      Stock options. In 2001, stock options were granted to executive officers to aid in their retention and to align their interests with those of VERITAS’ stockholders. Stock options typically have been granted to executive officers when the executive first joins VERITAS, in connection with a significant change in responsibilities, to provide additional incentives, to reward an executive for past performance and, occasionally, to achieve equity with peers. Stock option positions of executives are reviewed at least annually relative to their retention value and additional shares may be granted to executives by the compensation committee. The compensation committee may, however, grant additional stock options to executives for other reasons. The number of shares subject to each stock option granted is based on anticipated future contribution and ability to impact corporate and/or business unit results, past performance or consistency within the executive’s peer group. In 2001, the compensation committee considered these factors, as well as the number of options that remained unvested as of the date of grant. The stock options generally vest over a four-year period and are granted with an exercise price equal to the fair market value of VERITAS’ common stock on the date of grant.

      For 2002, the compensation committee will be considering whether or not to grant future options to executive officers based on the factors described above, with particular attention to VERITAS’ financial objectives and the executive officers’ success in attaining financial and operational objectives established for 2001 and to the number of options currently held by each executive officer that remain unvested. The achievement of VERITAS’ financial objectives, which the compensation committee considers confidential business information, does not necessarily have an immediate or direct effect on the trading price of VERITAS’ common stock.

      Deferred compensation plans. Executive officers are entitled to participate in VERITAS’ 401(k) plan on terms generally available to all employees. Executive officers are also be entitled to participate in VERITAS’ non-qualified deferred compensation plan that was approved in October 2000, which allows executive officers and other senior management to contribute up to 75% of their base compensation and up to 100% of their other compensation to an irrevocable trust for the purposes of deferring federal and state income taxes.

      Chief executive officer compensation. For 2001, Gary Bloom was awarded a bonus of 80% of base salary, or approximately 100% of the annual target bonus established pursuant to the terms of his employment agreement, equal to $800,000. On April 4, 2001, Mr. Bloom was granted stock options to purchase 1,000,000 shares of VERITAS’ common stock at a price of $39.45 per share on April 4, 2001. These stock options began vesting April 1, 2001, and vest monthly over a four-year period. On October 1, 2001, Mr. Bloom was granted stock options to purchase an additional 1,250,000 shares of VERITAS’ common stock at a price of $18.31 per share on October 1, 2001. These stock options began vesting October 1, 2001, and vest monthly over a four-year period. In granting both of these stock options to Mr. Bloom, the compensation committee reviewed Mr. Bloom’s outstanding option grants and determined that these stock options were both necessary and appropriate to provide Mr. Bloom with proper incentives for 2001 and 2002.

      Compliance with Section 162(m) of the Internal Revenue Code of 1986. The compensation committee intends to comply with the requirements of Section 162(m) for 2002. VERITAS’ 1993 Equity Incentive Plan is currently in compliance with Section 162(m) by virtue of the inclusion of a limitation on the number of shares that an executive officer may receive under the plan. The compensation committee does not expect cash compensation for 2002 to be affected by the requirements of Section 162(m).

      Summary. The compensation committee believes that VERITAS’ compensation programs are successful in attracting and retaining qualified employees and in tying compensation directly to performance for stockholders and service to customers. The compensation committee will continue to monitor closely the effectiveness and appropriateness of each of the components of compensation to reflect changes in VERITAS’ business environment.

COMPENSATION COMMITTEE

Steven Brooks
William H. Janeway
Joseph D. Rizzi

AUDIT COMMITTEE REPORT

      The audit committee assists the board of directors in its oversight of VERITAS’ financial accounting, reporting and controls. Steven Brooks, William H. Janeway and Joseph D. Rizzi are the current members of the audit committee. The board of directors, in its business judgment, has determined that all members of the audit committee are “independent” as required by applicable listing standards of the Nasdaq National Market. The audit committee operates pursuant to a written charter approved by the board of directors in April 2000.

      Management is responsible for the preparation, presentation and integrity of VERITAS’ financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards. The audit committee discussed with VERITAS’ independent auditors the overall scope and plans for its audit. The audit committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of VERITAS’ internal controls and the overall quality of VERITAS’ financial reporting. The audit committee met eight times in 2001.

      In performing its oversight role, the audit committee considered and discussed the audited financial statements with management and the independent auditors. The audit committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. The audit committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The audit committee also considered whether the provision of non-audit services by the independent auditors is compatible with maintaining the auditors’ independence and has discussed with the auditors the auditors’ independence. Based on the reports and discussions described in this Report, and subject to the limitations on the role and responsibilities of the audit committee referred to below and in the audit committee charter, the audit committee recommended to the board of directors (and the board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2001. The audit committee recommended and the board of directors approved, subject to stockholder ratification, the selection of KPMG LLP as independent auditors for the year ending December 31, 2002.

      The members of the audit committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the audit committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the audit committee’s functions are not intended to duplicate or to certify the activities of management and the auditors, nor does the audit committee’s oversight provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s considerations and discussions referred to above do not assure that the audit of VERITAS’ financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

AUDIT COMMITTEE

Steven Brooks
William H. Janeway
Joseph D. Rizzi

STOCK PRICE PERFORMANCE

      The graph below compares the cumulative total stockholder return on our common stock from December 31, 1996 to December 31, 2001 with the cumulative total return of the S&P 500 Index and the JP Morgan H&Q Technology Index over the same period. These returns assume the investment of $100 in our common stock and in each of the other indices on December 31, 1996, and reinvestment of all dividends.

      The comparisons in the graph below are based on historical data and are not intended to forecast the possible future performance of our common stock.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN

AMONG VERITAS SOFTWARE CORPORATION, THE S&P 500 INDEX
AND THE JP MORGAN H&Q TECHNOLOGY INDEX

(PERFORMANCE GRAPH)

	12/31/96	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01

VERITAS Software Corporation	$100.00	$153.77	$271.07	$1941.80	$1780.60	$912.28
S&P 500 Index	100.00	133.36	171.47	207.56	188.66	166.24
JP Morgan H&Q Technology Index	100.00	117.24	182.36	407.27	263.28	181.99

RELATED PARTY TRANSACTIONS

      From January 1, 2001 to the date of this proxy statement, there have not been any transactions, and there are currently no proposed transactions, in which the amount involved exceeded $60,000 to which we or any of our subsidiaries were or are to be a party and in which any executive officer, director, 5% beneficial owner of our common stock or member of the immediate family of them had or will have a direct or indirect material interest. There are no business relationships between us and any entity of which a director of VERITAS is an executive officer or of which a director of VERITAS owns equity interest in excess of 10%, involving payments for property or services in excess of five percent of our consolidated gross revenues for 2001, except as described above under “Executive Compensation” and as described below.

      On November 27, 2001, Mark Leslie entered into a separation agreement with VERITAS in connection with his resignation as Chairman of our board of directors, effective December 31, 2001. Under Mr. Leslie’s separation agreement, his base salary was reduced to an annualized rate of $208,333 for the period of November 27, 2001 through December 31, 2001 and he was paid a performance bonus of $266,400 for 2001.

Upon Mr. Leslie’s resignation, all of his outstanding unvested stock options under the 1993 Equity Incentive Plan became immediately vested and exercisable. All of these accelerated options, all options with an exercise price per share greater than the fair market value of a share as of November 27, 2001, and any options granted to Mr. Leslie on April 4, 2001 will remain exercisable until December 31, 2004. Any options granted to Mr. Leslie for services performed as a member of our board of directors will remain outstanding under their existing terms as long as Mr. Leslie continues to serve as a director of VERITAS. In addition, for a period of five years following his resignation date, Mr. Leslie will be entitled to continue to receive medical, dental and vision benefits for himself and his eligible dependents. Under the separation agreement, until such time that the benefits provided under the agreement expire or terminate, but in no event less than one year following the termination of his service as a director, Mr. Leslie may not solicit any of our employees or cause an employee to leave and will not acquire an investment of more than 1% of the capital stock of a competing business whose stock is publicly traded.

STOCKHOLDER PROPOSALS

      If you want us to consider including a proposal in our proxy statement for our 2003 annual meeting of stockholders, you must deliver a copy of your proposal to our Secretary at our principal executive offices at 350 Ellis Street, Mountain View, California 94043 no later than December 12, 2002.

      If you intend to present a proposal at our 2003 annual meeting of stockholders, but you do not intend to have it included in our 2002 proxy statement, you must deliver a copy of your proposal to our Secretary at our principal executive offices listed above no later than March 15, 2003 and no earlier than February 13, 2003. If, however, the date of our 2003 annual meeting is more than 30 days before or more than 60 days after the first anniversary of our 2002 annual meeting, your notice of a proposal will be timely if we receive it by the close of business on the 10th day following the day we publicly announce the date of the 2003 annual meeting. If we do not receive your proposal within this time frame, our management will use its discretionary authority to vote the shares it represents by proxy as our board of directors may recommend.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      In accordance with Section 16(a) of the Securities Exchange Act of 1934 and the regulations of the SEC, our directors, executive officers and holders of more than 10% of our common stock are required to file reports of ownership and changes in ownership with the SEC and the Nasdaq National Market and to furnish us with copies of all of the reports they file.

      Based solely on our review of the copies of the forms furnished to us and written representations from the reporting persons, we are unaware of any failures during 2001 to file Forms 3, 4 or 5 or any failures to file such forms in a timely basis.

ADDITIONAL INFORMATION

      Our annual report to stockholders is being mailed to you with this proxy statement.

OTHER MATTERS

      Our board of directors does not presently intend to bring any other business before the meeting, and so far as is known to the board of directors, no matters are to be acted upon at the meeting other than the matters described above. However, if any other matter should properly come before the meeting, the proxy holders named on the enclosed proxy card will vote the shares for which they hold proxies in their discretion.

By order of the board of directors,

[/s/ GARY L. BLOOM]
GARY L. BLOOM
Chairman of the Board, President and
Chief Executive Officer

Mountain View, California

March 28, 2002

      Whether or not you plan to attend the meeting, please submit a proxy by telephone, Internet or mail so that your shares may be represented at the meeting.

EXHIBIT A

VERITAS SOFTWARE CORPORATION

2002 EQUITY INCENTIVE PLAN
(As Adopted by the Board of Directors on February 27, 2002)

A-i

A-ii

VERITAS SOFTWARE CORPORATION

2002 EQUITY INCENTIVE PLAN

ARTICLE 1.     INTRODUCTION.

      The Board adopted the Plan on February 27, 2002, to be effective upon approval by the stockholders of the Company on                     . The purpose of the Plan is to promote the long-term success of the Company and its Subsidiaries and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with desirable qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

      The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except their choice-of-law provisions).

ARTICLE 2.     ADMINISTRATION.

      2.1     Committee Composition. The Committee shall administer the Plan. The Committee shall consist exclusively of two or more directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy:

(a) Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

(b) Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under section 162(m)(4)(C) of the Code.

      2.2     Committee Responsibilities. The Committee shall (a) select the Employees, Outside Directors and Consultants who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the Plan and (d) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee’s determinations under the Plan shall be final and binding on all persons.

      2.3     Committee for Non-Officer Grants. The Board may also appoint a secondary committee of the Board, which shall be composed of one or more directors of the Company who need not satisfy the requirements of Section 2.1. Such secondary committee may administer the Plan with respect to Employees and Consultants who are not considered officers or directors of the Company under section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and Consultants and may determine all features and conditions of such Awards. Within the limitations of this Section 2.3, any reference in the Plan to the Committee shall include such secondary committee.

ARTICLE 3.     SHARES AVAILABLE FOR GRANTS.

      3.1     Basic Limitation. Shares of Common Stock issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Options, SARs, Stock Units and Restricted Shares awarded under the Plan shall not exceed (a) 42,000,000 plus (b) the additional shares of Common Stock described in Sections 3.2 and 3.3. The limitations of this Section 3.1 and Section 3.2 shall be subject to adjustment pursuant to Article 11.

      3.2     Annual Increase in Shares. As of January 1 of each year, commencing with the year 2003, the aggregate number of Options, SARs, Stock Units and Restricted Shares that may be awarded under the Plan shall automatically increase by a number equal to 4.5% of the total number of shares of Common Stock outstanding on December 31 of the preceding year, provided, however, that such increase shall in no event exceed 36,000,000 shares of Common Stock per year.

      3.3     Additional Shares. If Restricted Shares or shares of Common Stock issued upon the exercise of Options are forfeited, then such shares of Common Stock shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any other reason before being exercised, then the corresponding shares of Common Stock shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of shares of Common Stock (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 3.1 and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of shares of Common Stock (if any) actually issued in settlement of such SARs shall reduce the number available under Section 3.1 and the balance shall again become available for Awards under the Plan. The foregoing notwithstanding, the aggregate number of shares of Common Stock that may be issued under the Plan upon the exercise of ISOs shall not be increased when Restricted Shares or other shares of Common Stock are forfeited.

      3.4     Dividend Equivalents. Any dividend equivalents paid or credited under the Plan shall not be applied against the number of Restricted Shares, Stock Units, Options or SARs available for Awards, whether or not such dividend equivalents are converted into Stock Units.

ARTICLE 4.     ELIGIBILITY.

      4.1     Incentive Stock Options. Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(5) of the Code are satisfied.

      4.2     Other Grants. Only Employees, Outside Directors and Consultants shall be eligible for the grant of Restricted Shares, Stock Units, NSOs or SARs.

ARTICLE 5.     OPTIONS.

      5.1     Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. If the Option is intended to be an ISO, the Stock Option Agreement shall so specify. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee’s other compensation. A Stock Option Agreement may provide that a new Option will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price in the form described in Section 6.2.

      5.2     Number of Shares. Each Stock Option Agreement shall specify the number of shares of Common Stock subject to the Option and shall provide for the adjustment of such number in accordance with Article 10. Options granted to any Optionee in a single calendar year shall not cover more than 3,000,000 shares of Common Stock. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 11.

      5.3     Exercise Price. Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price under an ISO shall in no event be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant and the Exercise Price under an NSO shall in no event be less than 85% of the Fair Market Value of a share of Common Stock on the date of grant.

      5.4     Exercisability and Term. Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, Disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited.

      5.5     Limitation on Exercise Number. The minimum number of shares purchasable under an Option Agreement at any one time shall not be less than 100 shares, unless such Option is then exercisable in full in an amount less than 100 shares or unless such requirement of this Section 5.5 is waived by the Committee.

      5.6     Modification or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

      5.7     Buyout Provisions. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

      5.8     Option Transferability. Prior to death, only an Optionee may exercise an Option. If an Optionee attempts to transfer (other than through a will or beneficiary designation), assign, sell or use an Option as security for a loan the Option will immediately become invalid. However, the Committee may, in its sole discretion, allow an Optionee to transfer an NSO as a gift to members of the Optionee’s Immediate Family or to trusts or partnerships for the exclusive benefit of members of Optionee’s Immediate Family. Such transfer will only be allowed if both the Optionee and the transferee(s) execute the forms prescribed by the Committee, which shall include the consent of the transferee(s) to be bound by the terms of the Optionee’s Stock Option Agreement.

ARTICLE 6.     PAYMENT FOR OPTION SHARES.

      6.1     General Rule. The entire Exercise Price of shares of Common Stock issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such shares of Common Stock are purchased, except as follows:

(a) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. In the discretion of the Board or Committee, the Stock Option Agreement may specify that payment may be made in any form(s) described in this Article 6.

(b) In the case of an NSO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. In the discretion of the Board or Committee, the Stock Option Agreement may specify that payment may be made in any form(s) described in this Article 6 and, in the sole discretion of the Committee, the Stock Option Agreement may be modified to permit payment in any form(s) described in this Article 6.

      6.2     Surrender of Stock. To the extent that this Section 6.2 is applicable, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, shares of Common Stock that are already owned by the Optionee. Such shares of Common Stock shall be valued at their Fair Market Value on the date when the new shares of Common Stock are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, shares of Common Stock in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

      6.3     Exercise/Sale. To the extent that this Section 6.3 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the shares of Common Stock being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.

      6.4     Exercise/Pledge. To the extent that this Section 6.4 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to pledge all or part of the shares of Common Stock being purchased under the Plan to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

      6.5     Promissory Note. To the extent that this Section 6.5 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) a full-recourse promissory note. However, the par value of the shares of Common Stock being purchased under the Plan, if newly issued, shall be paid in cash or cash equivalents.

      6.6     Other Forms of Payment. To the extent that this Section 6.6 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.

ARTICLE 7.     STOCK APPRECIATION RIGHTS.

      7.1     SAR Agreement. Each grant of an SAR under the Plan shall be evidenced by an SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee’s other compensation.

      7.2     Number of Shares. Each SAR Agreement shall specify the number of shares of Common Stock to which the SAR pertains and shall provide for the adjustment of such number in accordance with Article 10. SARs granted to any Optionee in a single calendar year shall in no event pertain to more than 3,000,000 shares of Common Stock. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 11.

      7.3     Exercise Price. Each SAR Agreement shall specify the Exercise Price. An SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

      7.4     Exercisability and Term. Each SAR Agreement shall specify when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. An SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, Disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. An SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. An SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

      7.5     Exercise of SARs. Upon exercise of an SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) shares of Common Stock, (b) cash or (c) a combination of shares of Common Stock and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of shares of Common Stock received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the shares of Common Stock subject to the SARs exceeds the Exercise Price. If, on the date when an SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion.

      7.6     Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.

ARTICLE 8.     RESTRICTED SHARES.

      8.1     Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

      8.2     Payment for Awards. Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services. To the extent that an Award consists of newly issued Restricted Shares, the consideration shall consist exclusively of cash, cash equivalents or past services rendered to the Company (or a Parent or Subsidiary) or, for the amount in excess of the par value of such newly issued Restricted Shares, full-recourse promissory notes, as the Committee may determine.

      8.3     Vesting Conditions. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability or retirement or other events.

      8.4     Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

ARTICLE 9.     STOCK UNITS.

      9.1     Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient’s other compensation.

      9.2     Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

      9.3     Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability or retirement or other events.

      9.4     Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one share of Common Stock while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of shares of Common Stock, or in a combination of both. Prior to distribution, any dividend equivalents that are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

      9.5     Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) shares of Common Stock or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of shares of Common Stock over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 11.

      9.6     Death of Recipient. Any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.

      9.7     Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

ARTICLE 10.     CHANGE IN CONTROL.

      10.1     Change in Control. The Committee may determine, at the time of granting an Option, SAR, Restricted Share, or Stock Unit or thereafter, that any such Award shall become exercisable as to all or part of the shares of Common Stock subject to such Award in the event that a Change in Control occurs with respect to the Company or in the event that the holder of such Award is no longer in Service after a Change in Control. However, in the case of an ISO, the acceleration of exercisability shall not occur without the Optionee’s written consent, unless acceleration is provided for in the original Option Agreement. In addition, acceleration of exercisability may be required under Section 11.3.

      10.2     Award Termination. Any outstanding Award not (i) accelerated in connection with a Change in Control, (ii) assumed by the successor corporation (or parent thereof) or (iii) replaced with a comparable Award for shares of the capital stock of the successor corporation (or parent thereof) shall immediately terminate prior to the Change in Control. The determination of Award comparability shall be made by the Committee, and its determination shall be final, binding and conclusive.

ARTICLE 11.     PROTECTION AGAINST DILUTION.

      11.1     Adjustments. In the event of a subdivision of the outstanding shares of Common Stock, a declaration of a dividend payable in shares of Common Stock or a combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a lesser number of shares of Common Stock, corresponding adjustments shall automatically be made in each of the following:

(a) The limitations set forth in Article 3;

(b) The limitations set forth in Sections 5.2 and 7.2;

(c) The number of shares of Common Stock covered by each outstanding Option and SAR;

(d) The Exercise Price under each outstanding Option and SAR; or

(e) The number of Stock Units included in any prior Award that has not yet been settled.

In the event of a declaration of an extraordinary dividend payable in a form other than shares of Common Stock in an amount that has a material effect on the price of shares of Common Stock, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of the foregoing. Except as provided in this Article 11, a Participant shall have no rights by reason of any issuance by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

      11.2     Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

      11.3     Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation, (b) the assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary, (c) the substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards, (d) full exercisability or vesting and accelerated expiration of the outstanding Awards or (e) settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

ARTICLE 12.     DEFERRAL OF AWARDS.

      The Committee (in its sole discretion) may permit or require a Participant to:

(a) Have cash that otherwise would be paid to such Participant as a result of the exercise of an SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books;

(b) Have shares of Common Stock that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

(c) Have shares of Common Stock that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books. Such amounts shall be determined by reference to the Fair Market Value of such shares of Common Stock as of the date when they otherwise would have been delivered to such Participant.

A deferred compensation account established under this Article 12 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Article 12.

ARTICLE 13.     AWARDS UNDER OTHER PLANS.

      The Company may grant awards under other plans or programs. Such awards may be settled in the form of shares of Common Stock issued under this Plan. Such shares of Common Stock shall be treated for all purposes under the Plan like shares of Common Stock issued in settlement of Stock Units and shall, when issued, reduce the number of shares of Common Stock available under Article 3.

ARTICLE 14.     PAYMENT OF DIRECTOR’S FEES IN SECURITIES.

      14.1     Effective Date. No provision of this Article 14 shall be effective unless and until the Board has determined to implement such provision.

      14.2     Elections to Receive NSOs, Restricted Shares or Stock Units. An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Article 14 shall be filed with the Company on the prescribed form.

      14.3     Number and Terms of NSOs, Restricted Shares or Stock Units. The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board.

ARTICLE 15.     LIMITATION ON RIGHTS.

      15.1     Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee, Outside Director or Consultant. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the Service of any Employee, Outside Director or Consultant at any time, with or without cause, subject to applicable laws, the Company’s certificate of incorporation and by-laws and a written employment agreement (if any).

      15.2     Stockholders’ Rights. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any shares of Common Stock covered by his or her Award prior to the time when a stock certificate for such shares of Common Stock is issued or, if applicable, the time when he or she becomes entitled to receive such shares of Common Stock by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

      15.3     Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue shares of Common Stock under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of shares of Common Stock pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such shares of Common Stock, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

ARTICLE 16.     WITHHOLDING TAXES.

      16.1     General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any shares of Common Stock or make any cash payment under the Plan until such obligations are satisfied.

      16.2     Share Withholding. To the extent that applicable law subjects a Participant to tax withholding obligations, the Committee may permit such Participant to satisfy all or part of such obligations by having the Company withhold all or a portion of any shares of Common Stock that otherwise would be issued to him or her or by surrendering all or a portion of any shares of Common Stock that he or she previously acquired. Such shares of Common Stock shall be valued at their Fair Market Value on the date when they are withheld or surrendered.

ARTICLE 17.     FUTURE OF THE PLAN.

      17.1     Term of the Plan. The Plan, as set forth herein, shall become effective upon approval of the stockholders of the Company on                     . The Plan shall remain in effect until it is terminated under Section 17.2, except that no ISOs shall be granted on or after the 10th anniversary of the later of (a) the date the Board adopted the Plan or (b) the date the Board adopted the most recent increase in the number of shares of Common Stock available under Article 3 that was approved by the Company’s stockholders.

      17.2     Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

ARTICLE 18.     LIMITATION ON PAYMENTS.

      18.1     Scope of Limitation. This Article 18 shall apply to an Award only if:

(a) The independent auditors most recently selected by the Board (the “Auditors”) determine that the after-tax value of such Award to the Participant, taking into account the effect of all federal, state and local income taxes, employment taxes and excise taxes applicable to the Participant (including the excise tax under section 4999 of the Code), will be greater after the application of this Article 18 than it was before the application of this Article 18; or

(b) The Committee, at the time of making an Award under the Plan or at any time thereafter, specifies in writing that such Award shall be subject to this Article 18 (regardless of the after-tax value of such Award to the Participant).

If this Article 18 applies to an Award, it shall supersede any contrary provision of the Plan or of any Award granted under the Plan.

      18.2     Basic Rule. In the event that the Auditors determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a “Payment”) would be nondeductible by the Company for federal income tax purposes because of the provisions concerning “excess parachute payments” in section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount. For purposes of this Article 18, the “Reduced Amount” shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of section 280G of the Code.

      18.3     Reduction of Payments. If the Auditors determine that any Payment would be nondeductible by the Company because of section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within 10 days of receipt of notice. If no such election is made by the Participant within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Article 18, present value shall be determined in accordance with section 280G(d)(4) of the Code. All determinations made by the Auditors under this Article 18 shall be binding upon the Company and the Participant and shall be made within 60 days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

      18.4     Overpayments and Underpayments. As a result of uncertainty in the application of section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company which should not have been made (an “Overpayment”) or that additional Payments which will not have been made by the Company could have been made (an “Underpayment”), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant that he or she shall repay to the Company, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount that is subject to taxation under section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code.

      18.5     Related Corporations. For purposes of this Article 18, the term “Company” shall include affiliated corporations to the extent determined by the Auditors in accordance with section 280G(d)(5) of the Code.

ARTICLE 19.     DEFINITIONS.

      19.1     “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

      19.2     “Award” means any award of an Option, an SAR, a Restricted Share or a Stock Unit under the Plan.

      19.3     “Board” means the Company’s Board of Directors, as constituted from time to time.

      19.4     “Change in Control” means:

(a) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (i) the continuing or surviving entity and (ii) any direct or indirect parent corporation of such continuing or surviving entity;

(b) The sale, transfer or other disposition of all or substantially all of the Company’s assets;

(c) A change in the composition of the Board, as a result of which fewer than 50% of the incumbent directors are directors who either (i) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the “original directors”) or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

(d) Any transaction as a result of which any person is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company’s then outstanding voting securities. For purposes of this Paragraph (d), the term “person” shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

      19.5     “Code” means the Internal Revenue Code of 1986, as amended.

      19.6     “Committee” means a committee of the Board, as described in Article 2.

      19.7     “Common Stock” means the common stock of the Company.

      19.8     “Company” means VERITAS Software Corporation, a Delaware corporation.

      19.9     “Consultant” means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan, except as provided in Section 4.1.

      19.10     “Disability” shall mean permanent and total disability (as defined in Section 22(e)(3) of the Code).

      19.11     “Employee” means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

      19.12     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

      19.13     “Exercise Price,” in the case of an Option, means the amount for which one share of Common Stock may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of an SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one share of Common Stock in determining the amount payable upon exercise of such SAR.

      19.14     “Fair Market Value” means the market price of a share of Common Stock, determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

      19.15     “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

      19.16     “ISO” means an incentive stock option described in section 422(b) of the Code.

      19.17     “NSO” means a stock option not described in sections 422 or 423 of the Code.

      19.18     “Option” means an ISO or NSO granted under the Plan and entitling the holder to purchase shares of Common Stock.

      19.19     “Optionee” means an individual or estate who holds an Option or SAR.

      19.20     “Outside Director” means a member of the Board who is not an Employee. Service as an Outside Director shall be considered employment for all purposes of the Plan, except as provided in Section 4.1.

      19.21     “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

      19.22     “Participant” means an individual or estate that holds an Award.

      19.23     “Plan” means this VERITAS Software Corporation 2002 Equity Incentive Plan, as amended from time to time.

      19.24     “Restricted Share” means a share of Common Stock awarded under the Plan.

      19.25     “Restricted Stock Agreement” means the agreement between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.

      19.26     “SAR” means a stock appreciation right granted under the Plan.

      19.27     “SAR Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her SAR.

      19.28     “Service” means service as an Employee, Outside Director or Consultant.

      19.29     “Stock Option Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

      19.30     “Stock Unit” means a bookkeeping entry representing the equivalent of one share of Common Stock, as awarded under the Plan.

      19.31     “Stock Unit Agreement” means the agreement between the Company and the recipient of a Stock Unit that contains the terms, conditions and restrictions pertaining to such Stock Unit.

      19.32     “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

EXHIBIT B

VERITAS SOFTWARE CORPORATION

2002 EMPLOYEE STOCK PURCHASE PLAN

(As Adopted By the Board of Directors on February 27, 2002)

B-i

B-ii

VERITAS SOFTWARE CORPORATION

2002 EMPLOYEE STOCK PURCHASE PLAN

SECTION 1.     PURPOSE OF THE PLAN.

      The Board adopted the Plan on February 27, 2002, to be effective upon approval by the stockholders of the Company on                               . The purpose of the Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing Stock from the Company on favorable terms and to pay for such purchases through payroll deductions. The Plan is intended to qualify under section 423 of the Code.

SECTION 2.     ADMINISTRATION OF THE PLAN.

      (a) Committee Composition. The Committee shall administer the Plan. The Committee shall consist exclusively of one or more directors of the Company, who shall be appointed by the Board.

      (b) Committee Responsibilities. The Committee shall interpret the Plan and make all other policy decisions relating to the operation of the Plan. The Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the Plan. The Committee’s determinations under the Plan shall be final and binding on all persons.

SECTION 3.     ENROLLMENT AND PARTICIPATION.

      (a) Offering Periods. While the Plan is in effect, two overlapping Offering Periods shall commence in each calendar year. The Offering Periods shall consist of the 24-month periods commencing on each February 16 and August 16.

      (b) Purchase Periods. While the Plan is in effect, two Purchase Periods shall commence in each calendar year. The Purchase Periods shall consist of the six-month periods commencing on each February 16 and August 16.

      (c) Enrollment. Any individual who, on the day preceding the first day of an Offering Period, qualifies as an Eligible Employee may elect to become a Participant in the Plan for such Offering Period by executing the enrollment form prescribed for this purpose by the Committee. The enrollment form shall be filed with the Company at the prescribed location not later than February 15 for the February Offering Period or August 15 for the August Offering Period.

      (d) Duration of Participation. Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she ceases to be an Eligible Employee, withdraws from the Plan under Section 5(a) or reaches the end of the Purchase Period in which his or her employee contributions were discontinued under Section 4(d) or 8(b). A Participant who discontinued employee contributions under Section 4(d) or withdrew from the Plan under Section 5(a) may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (c) above. A Participant whose employee contributions were discontinued automatically under Section 8(b) shall automatically resume participation at the beginning of the earliest Purchase Period ending in the next calendar year, if he or she then is an Eligible Employee.

      (e) Applicable Offering Period. For purposes of calculating the Purchase Price under Section 7(b), the applicable Offering Period shall be determined as follows:

(i) Once a Participant is enrolled in the Plan for an Offering Period, such Offering Period shall continue to apply to him or her until the earliest of (A) the end of such Offering Period, (B) the end of his or her participation under Subsection (d) above or (C) re-enrollment for a subsequent Offering Period under Paragraph (ii) or (iii) below.

(ii) In the event that the Fair Market Value of Stock on the first trading day of the Offering Period for which the Participant is enrolled is higher than on the last trading day before the commencement of any subsequent Offering Period, the Participant shall automatically be re-enrolled for such subsequent Offering Period.

(iii) Any other provision of the Plan notwithstanding, the Company (at its sole discretion) may determine prior to the commencement of any new Offering Period that all Participants shall be re-enrolled for such new Offering Period.

(iv) When a Participant reaches the end of an Offering Period but his or her participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period.

SECTION 4.     EMPLOYEE CONTRIBUTIONS.

      (a) Frequency of Payroll Deductions. A Participant may purchase shares of Stock under the Plan solely by means of payroll deductions. Payroll deductions, as designated by the Participant pursuant to Subsection (b) below, shall occur on each payday during participation in the Plan.

      (b) Amount of Payroll Deductions. An Eligible Employee shall designate on the enrollment form the portion of his or her Compensation that he or she elects to have withheld for the purchase of Stock. Such portion shall be a whole percentage of the Eligible Employee’s Compensation, but not less than 2% nor more than 10%.

      (c) Changing Withholding Rate. If a Participant wishes to change the rate of payroll withholding, he or she may do so by filing a new enrollment form with the Company at the prescribed location at any time. The new withholding rate shall be effective as soon as reasonably practicable after the Company has received such form. The new withholding rate shall be a whole percentage of the Eligible Employee’s Compensation, but not less than 2% nor more than 10%.

      (d) Discontinuing Payroll Deductions. If a Participant wishes to discontinue employee contributions entirely, he or she may do so by filing a new enrollment form with the Company at the prescribed location at any time. Payroll withholding shall cease as soon as reasonably practicable after the Company has received such form. (In addition, employee contributions may be discontinued automatically pursuant to Section 8(b).) A Participant who has discontinued employee contributions may resume such contributions by filing a new enrollment form with the Company at the prescribed location. Payroll withholding shall resume as soon as reasonably practicable after the Company has received such form.

      (e) Limit on Number of Elections. No Participant shall make more than 4 elections, or such lesser number as the Committee prescribes, under Subsection (c) or (d) above during any Purchase Period.

SECTION 5.     WITHDRAWAL FROM THE PLAN.

      (a) Withdrawal. A Participant may elect to withdraw from the Plan by filing the prescribed form with the Company at the prescribed location at any time before the last day of a Purchase Period. As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant’s Plan Account shall be refunded to him or her in cash, without interest. No partial withdrawals shall be permitted.

      (b) Re-Enrollment After Withdrawal. A former Participant who has withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Section 3(c). Re-enrollment may be effective only at the commencement of an Offering Period.

SECTION 6.     CHANGE IN EMPLOYMENT STATUS.

      (a) Termination of Employment. Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 5(a). (A transfer from one Participating Company to another shall not be treated as a termination of employment.)

      (b) Leave of Absence. For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. Employment, however, shall be deemed to terminate 90 days after the Participant goes on a leave, unless a contract or statute guarantees his or her right to return to work. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.

      (c) Death. In the event of the Participant’s death, the amount credited to his or her Plan Account shall be refunded through the Company’s payroll services to the individual or entity entitled to receive the Participant’s final paycheck.

SECTION 7.     PLAN ACCOUNTS AND PURCHASE OF SHARES.

      (a) Plan Accounts. The Company shall maintain a Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant’s Compensation under the Plan, such amount shall be credited to the Participant’s Plan Account. Amounts credited to Plan Accounts shall not be trust funds and may be commingled with the Company’s general assets and applied to general corporate purposes. No interest shall be credited to Plan Accounts.

      (b) Purchase Price. The Purchase Price for each share of Stock purchased at the close of a Purchase Period shall be the lower of:

(i) 85% of the Fair Market Value of such share on the last trading day in such Purchase Period; or

(ii) 85% of the Fair Market Value of such share on the first trading day of the applicable Offering Period (as determined under Section 3(e)).

      (c) Number of Shares Purchased. As of the last day of each Purchase Period, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this Subsection (c), unless the Participant has previously elected to withdraw from the Plan in accordance with Section 5(a). The amount then in the Participant’s Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant’s Plan Account. The foregoing notwithstanding, no Participant shall purchase more than 5,000 shares of Stock with respect to any Purchase Period nor more than the amounts of Stock set forth in Sections 8(b) and 13(a). The Committee may determine with respect to all Participants that any fractional share, as calculated under this Subsection (c), shall be (i) rounded down to the next lower whole share or (ii) credited as a fractional share.

      (d) Available Shares Insufficient. In the event that the aggregate number of shares that all Participants elect to purchase during a Purchase Period exceeds the maximum number of shares remaining available for issuance under Section 13(a), then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction. The numerator of such fraction is the number of shares that such Participant has elected to purchase, and the denominator of such fraction is the number of shares that all Participants have elected to purchase.

      (e) Issuance of Stock. Certificates representing the shares of Stock purchased by a Participant under the Plan shall be issued to him or her as soon as reasonably practicable after the close of the applicable Purchase Period, except that the Committee may determine that such shares shall be held for each Participant’s benefit by a broker designated by the Committee. Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property.

      (f) Tax Withholding. To the extent required by applicable federal, state, local or foreign law, a Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any shares of Stock under the Plan until such obligations are satisfied.

      (g) Unused Cash Balances. An amount remaining in the Participant’s Plan Account that represents the Purchase Price for any fractional share shall be carried over in the Participant’s Plan Account to the next Purchase Period. Any amount remaining in the Participant’s Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Subsection (c) above, Section 8(b) or Section 13(a) shall be refunded to the Participant in cash, without interest.

      (h) Stockholder Approval. Any other provision of the Plan notwithstanding, no shares of Stock shall be purchased under the Plan unless and until the Company’s stockholders have approved the adoption of the Plan.

SECTION 8.     LIMITATIONS ON STOCK OWNERSHIP.

      (a) Five Percent Limit. Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if such Participant, immediately after his or her election to purchase such Stock, would own stock possessing more than 5% of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company. For purposes of this Subsection (a), the following rules shall apply:

(i) Ownership of stock shall be determined after applying the attribution rules of section 424(d) of the Code;

(ii) Each Participant shall be deemed to own any stock that he or she has a right or option to purchase under this or any other plan; and

(iii) Each Participant shall be deemed to have the right to purchase 5,000 shares of Stock under this Plan with respect to each Purchase Period, or such lesser number as the Committee establishes prior to the start of any Purchase Period.

      (b) Dollar Limit. Any other provision of the Plan notwithstanding, no Participant shall purchase Stock with a Fair Market Value in excess of the following limit:

(i) In the case of Stock purchased during an Offering Period that commenced in the current calendar year, the limit shall be equal to (A) $25,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased in the current calendar year (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company).

(ii) In the case of Stock purchased during an Offering Period that commenced in the immediately preceding calendar year, the limit shall be equal to (A) $50,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company) in the current calendar year and in the immediately preceding calendar year.

(iii) In the case of Stock purchased during an Offering Period that commenced in the second preceding calendar year, the limit shall be equal to (A) $75,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company) in the current calendar year and in the two preceding calendar years.

For purposes of this Subsection (b), the Fair Market Value of Stock shall be determined in each case as of the beginning of the Offering Period in which such Stock is purchased. Employee stock purchase plans not described in section 423 of the Code shall be disregarded. If a Participant is precluded by this Subsection (b) from purchasing additional Stock under the Plan, then his or her employee contributions shall automatically be discontinued and shall resume at the beginning of the earliest Purchase Period ending in the next calendar year (if he or she then is an Eligible Employee). In applying the provisions of this Section 8(b), it is intended that the number of shares purchasable shall be the maximum number permitted by Treas. Reg. Section 1.423-2(i).

SECTION 9.     RIGHTS NOT TRANSFERABLE.

      The rights of any Participant under the Plan, or any Participant’s interest in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by beneficiary designation or the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by beneficiary designation or the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 5(a).

SECTION 10.     NO RIGHTS AS AN EMPLOYEE.

      Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.

SECTION 11.     NO RIGHTS AS A STOCKHOLDER.

      A Participant shall have no rights as a stockholder with respect to any shares of Stock that he or she may have a right to purchase under the Plan until such shares have been purchased on the last day of the applicable Purchase Period.

SECTION 12.     SECURITIES LAW REQUIREMENTS.

      Shares of Stock shall not be issued under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.

SECTION 13.     STOCK OFFERED UNDER THE PLAN.

      (a) Authorized Shares. The total number of shares which may be issued in the aggregate under this Plan and the 1993 Employee Stock Purchase Plan (the “1993 Plan”) shall not exceed 18,421,104 less the number of shares purchased under the 1993 Plan on February 16, 2002 (subject to adjustment pursuant to this Section 13). Share issuances under the 1993 Plan shall reduce on a share-for-share basis the number of shares available for issuance under this Plan. On January 1 of each year, commencing with January 1, 2003, the aggregate number of shares of Stock available for purchase under this Plan shall automatically be increased by 1% of the total outstanding Stock of the Company as of December 31 of the preceding year, but in no event shall such number exceed 600,000 shares (subject to adjustment pursuant to this Section 13).

      (b) Anti-Dilution Adjustments. The aggregate number of shares of Stock offered under the Plan, the 5,000-share limitation described in Section 7(c), the 600,000-share limitation described in Section 13(a), and the price of shares that any Participant has elected to purchase shall be adjusted proportionately for any increase or decrease in the number of outstanding shares of Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, any other increase or decrease in such shares effected without receipt or payment of consideration by the Company, the distribution of the shares of a Subsidiary to the Company’s stockholders or a similar event.

      (c) Reorganizations. Any other provision of the Plan notwithstanding, immediately prior to the effective time of a Corporate Reorganization, the Offering Period and Purchase Period then in progress shall terminate and shares shall be purchased pursuant to Section 7, unless the Plan is continued or assumed by the surviving corporation or its parent corporation. The Plan shall in no event be construed to restrict in any way the Company’s right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

SECTION 14.     AMENDMENT OR DISCONTINUANCE.

      The Board shall have the right to amend, suspend or terminate the Plan at any time and without notice. Except as provided in Section 13, any increase in the aggregate number of shares of Stock to be issued under the Plan shall be subject to approval by a vote of the stockholders of the Company. In addition, any other amendment of the Plan shall be subject to approval by a vote of the stockholders of the Company to the extent required by an applicable law or regulation. The Plan shall terminate automatically 20 years after its adoption by the Board, unless (a) the Plan is extended by the Board and (b) the extension is approved within 12 months by a vote of the stockholders of the Company.

SECTION 15.     DEFINITIONS.

      (a) “Board” means the Board of Directors of the Company, as constituted from time to time.

      (b) “Code” means the Internal Revenue Code of 1986, as amended.

      (c) “Committee” means a committee of the Board, as described in Section 2.

      (d) “Company” means VERITAS Software Corporation, a Delaware corporation.

      (e) “Compensation” means (i) the total compensation paid in cash to a Participant by a Participating Company, including salaries, wages, bonuses, incentive compensation, commissions, overtime pay and shift premiums, plus (ii) any pre-tax contributions made by the Participant under section 401(k) or 125 of the Code. “Compensation” shall exclude all non-cash items, moving or relocation allowances, cost-of-living equalization payments, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance pay, fringe benefits, contributions or benefits received under employee benefit plans, income attributable to the exercise of stock options, and similar items. The Committee shall determine whether a particular item is included in Compensation.

      (f) “Corporate Reorganization” means:

(i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization; or

(ii) The sale, transfer or other disposition of all or substantially all of the Company’s assets or the complete liquidation or dissolution of the Company.

      (g) “Eligible Employee” means any employee of a Participating Company whose customary employment is for more than five months per calendar year and for more than 20 hours per week. The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if his or her participation in the Plan is prohibited by the law of any country which has jurisdiction over him or her or if he or she is subject to a collective bargaining agreement that does not provide for participation in the Plan.

      (h) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

      (i) “Fair Market Value” means the market price of a share of Common Stock, determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

      (j) “Offering Period” means a 24-month period with respect to which the right to purchase Stock may be granted under the Plan, as determined pursuant to Section 3(a).

      (k) “Participant” means an Eligible Employee who elects to participate in the Plan, as provided in Section 3(c).

      (l) “Participating Company” means (i) the Company and (ii) each present or future Subsidiary designated by the Committee as a Participating Company.

      (m) “Plan” means this VERITAS Software Corporation 2002 Employee Stock Purchase Plan, as it may be amended from time to time.

      (n) “Plan Account” means the account established for each Participant pursuant to Section 7(a).

      (o) “Purchase Period” means a six-month period during which contributions may be made toward the purchase of Stock under the Plan, as determined pursuant to Section 3(b).

      (p) “Purchase Price” means the price at which Participants may purchase Stock under the Plan, as determined pursuant to Section 7(b).

      (q) “Stock” means the Common Stock of the Company.

      (r) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

EXHIBIT C

VERITAS SOFTWARE CORPORATION

2002 DIRECTORS STOCK OPTION PLAN
(As Adopted By the Board of Directors on February 27, 2002)

C-i

VERITAS SOFTWARE CORPORATION

2002 DIRECTORS STOCK OPTION PLAN

ARTICLE 1.     INTRODUCTION.

      The Board adopted the Plan on February 27, 2002, to be effective upon approval by the stockholders of the Company on                     . The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Non-Employee Directors to focus on critical long-range objectives, (b) encouraging the attraction and retention of Non-Employee Directors with exceptional qualifications and (c) linking Non-Employee Directors directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for automatic and non-discretionary grants of Options to Non-Employee Directors.

      The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except their choice-of-law provisions).

ARTICLE 2.     ADMINISTRATION.

      2.1     Committee Composition. The Committee shall administer the Plan. The Committee shall consist exclusively of two or more directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act.

      2.2     Committee Responsibilities. The Committee shall interpret the Plan and make all decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee’s determinations under the Plan shall be final and binding on all persons.

ARTICLE 3.     SHARES AVAILABLE FOR GRANTS.

      3.1     Basic Limitation. Shares of Common Stock issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of shares of Common Stock subject to Options granted under the Plan shall not exceed (a) 1,900,258 plus (b) the additional shares of Common Stock described in Section 3.2. The limitations of this Section 3.1 shall be subject to adjustment pursuant to Article 6.

      3.2     Additional Shares. If Options are forfeited or terminate for any other reason before being exercised, then the shares of Common Stock subject to such Options shall again become available for the grant of Options under the Plan.

ARTICLE 4.     AUTOMATIC OPTION GRANTS TO NON-EMPLOYEE DIRECTORS.

      4.1     Eligibility. Only Non-Employee Directors shall be eligible for the grant of Options under the Plan.

      4.2     Initial Grants. Each Non-Employee Director who first becomes a member of the Board shall receive an automatic one-time grant of an Option covering between 50,000 and 100,000 shares of Common Stock. The specific number of shares covered by such Option shall be determined by the Board at its discretion on a periodic basis, but in no event shall the number of shares granted exceed 100,000. Such Option shall be granted on the date when such Non-Employee Director first joins the Board. A Non-Employee Director who previously was an Employee shall not receive a grant under this Section 4.2.

      4.3     Annual Grants. Upon the conclusion of each regular annual meeting of the Company’s stockholders held in the year 2002 or thereafter, each Non-Employee Director who will continue serving as a member of the Board thereafter shall receive an Option covering 10,000 and 50,000 shares of Common Stock, except that such Option shall not be granted in the calendar year in which the same Non-Employee Director received the Option described in Section 4.2. The specific number of shares covered by such Option shall be determined by the Board at its discretion on a periodic basis, but in no event shall the number of shares granted exceed 50,000. A Non-Employee Director who previously was an Employee shall be eligible to receive grants under this Section 4.3.

      4.4     Committee Service. Upon the conclusion of each regular annual meeting of the Company’s stockholders held in the year 2002 and thereafter, each Non-Employee Director who serves on a committee of the Board shall receive once per year, an automatic grant of an Option covering 10,000 shares of Common Stock for the first committee on which such director serves and 5,000 shares of Common Stock for each additional committee on which such director serves. A Non-Employee Director who previously was an Employee shall be eligible to receive grants under this Section 4.4.

      4.5     Exercisability and Vesting. Each automatic grant made pursuant to Sections 4.2, 4.3, and 4.4 herein shall be immediately exercisable for any or all of the Option shares. Any shares purchased under the Option shall be subject to repurchase by the Company, at the exercise price paid per share, upon the Optionee’s cessation of Service prior to vesting in those shares. Subject to the Non-Employee Director’s continuing Service, each Option granted under Sections 4.2, 4.3, and 4.4 shall become vested in equal monthly installments over the 48-month period commencing on the date of grant.

      Vesting of the Option shares shall be subject to acceleration as provided in Sections 4.6 and 6.3. In no event, however, shall any additional Option shares vest after the Optionee’s cessation of Service.

      4.6     Accelerated Vesting. Options granted to a Non-Employee Director under this Article 4 shall also become vested as follows:

(a) In the event that such Non-Employee Director’s Service terminates because of death, the shares of Common Stock at the time subject to each outstanding Option but not otherwise vested shall automatically vest and the Company’s repurchase right shall lapse as to 50% of the then unvested shares; and

(b) In the event that the Company is subject to a Change in Control before such Non-Employee Director’s Service terminates, all of the shares purchasable under the Options, shall become vested and the Company’s repurchase right shall lapse with respect thereto.

      4.7     Exercise Price. The Exercise Price under all Options granted to a Non-Employee Director under this Article 4 shall be equal to 100% of the Fair Market Value of a share of Common Stock on the date of grant, payable in one of the forms described in Article 5.

      4.8     Term. All Options granted to a Non-Employee Director under this Article 4 shall terminate on the earliest of (a) the 10th anniversary of the date of grant, (b) the date 6 months after the termination of such Non-Employee Director’s Service for any reason other than death or Disability, or (c) the date 12 months after the termination of such Non-Employee Director’s Service because of death or Disability.

      4.9     Affiliates of Non-Employee Directors. The Committee may provide that the Options that otherwise would be granted to a Non-Employee Director under this Article 4 shall instead be granted to an affiliate of such Non-Employee Director. Such affiliate shall then be deemed to be a Non-Employee Director for purposes of the Plan, provided that the Service-related vesting and termination provisions pertaining to the Options shall be applied with regard to the Service of the Non-Employee Director.

      4.10     Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.

      4.11     Option Transferability. Prior to death, only an Optionee may exercise an Option. If an Optionee attempts to transfer (other than through a will or beneficiary designation), assign, sell or use an Option as security for a loan the Option will immediately become invalid. However, the Committee may, in its sole discretion, allow an Optionee to transfer an Option as a gift to members of the Optionee’s Immediate Family or to trusts or partnerships for the exclusive benefit of members of Optionee’s Immediate Family. Such transfer will only be allowed if both the Optionee and the transferee(s) execute the forms prescribed by the Committee, which shall include the consent of the transferee(s) to be bound by the terms of the Optionee’s Stock Option Agreement.

ARTICLE 5.     PAYMENT FOR OPTION SHARES.

      5.1     Cash. All or any part of the Exercise Price may be paid in cash or cash equivalents.

      5.2     Surrender of Stock. All or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, shares of Common Stock that are already owned by the Optionee. Such shares of Common Stock shall be valued at their Fair Market Value on the date when the new shares of Common Stock are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, shares of Common Stock in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

      5.3     Exercise/ Sale. All or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the shares of Common Stock being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.

      5.4     Other Forms of Payment. At the sole discretion of the Committee, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.

ARTICLE 6.     PROTECTION AGAINST DILUTION.

      6.1     Adjustments. In the event of a subdivision of the outstanding shares of Common Stock, a declaration of a dividend payable in shares of Common Stock or a combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a lesser number of shares of Common Stock, corresponding adjustments shall automatically be made in each of the following:

(a) The number of Options available for future grants under Article 3;

(b) The number of Options automatically granted under Article 4;

(c) The number of shares of Common Stock covered by each outstanding Option; and

(d) The Exercise Price under each outstanding Option.

In the event of a declaration of an extraordinary dividend payable in a form other than shares of Common Stock in an amount that has a material effect on the price of shares of Common Stock, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of the foregoing. Except as provided in this Article 6, an Optionee shall have no rights by reason of any issuance by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

      6.2     Dissolution or Liquidation. To the extent not previously exercised, Options shall terminate immediately prior to the dissolution or liquidation of the Company.

      6.3     Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement shall provide for (a) the continuation of the outstanding Options by the Company, if the Company is a surviving corporation, (b) the assumption of the outstanding Options by the surviving corporation or its parent or subsidiary, (c) the substitution by the surviving corporation or its parent or subsidiary of its own options for the outstanding Options, (d) full exercisability and accelerated expiration of the outstanding Options or (e) settlement of the full value of the outstanding Options in cash or cash equivalents followed by cancellation of such Options.

ARTICLE 7.     LIMITATION ON RIGHTS.

      7.1     Stockholders’ Rights. An Optionee shall have no dividend rights, voting rights or other rights as a stockholder with respect to any shares of Common Stock covered by his or her Option prior to the time when he or she becomes entitled to receive such shares of Common Stock by filing a notice of exercise and paying the Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

      7.2     Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue shares of Common Stock under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of shares of Common Stock pursuant to any Option prior to the satisfaction of all legal requirements relating to the issuance of such shares of Common Stock, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

      7.3     Withholding Taxes. To the extent required by applicable federal, state, local or foreign law, an Optionee or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any shares of Common Stock or make any cash payment under the Plan until such obligations are satisfied.

ARTICLE 8.     FUTURE OF THE PLAN.

      8.1     Term of the Plan. The Plan, as set forth herein, shall become effective on the date of the Company’s 2002 Annual Meeting of Stockholders. The Plan shall remain in effect until it is terminated under Section 8.2.

      8.2     Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules. No Options shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Option previously granted under the Plan.

ARTICLE 9.     DEFINITIONS.

      9.1     “Board” means the Company’s Board of Directors, as constituted from time to time.

      9.2     “Change in Control” means:

(a) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (i) the continuing or surviving entity and (ii) any direct or indirect parent corporation of such continuing or surviving entity;

(b) The sale, transfer or other disposition of all or substantially all of the Company’s assets;

(c) A change in the composition of the Board, as a result of which fewer than 50% of the incumbent directors are directors who either (i) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the “original directors”) or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

(d) Any transaction as a result of which any person is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company’s then outstanding voting securities. For purposes of this Subsection (d), the term “person” shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

      9.3     “Code” means the Internal Revenue Code of 1986, as amended.

      9.4     “Committee” means a committee of the Board, as described in Article 2.

      9.5     “Common Stock” means the common stock of the Company.

      9.6     “Company” means VERITAS Software Corporation, a Delaware corporation.

      9.7     “Disability” shall mean permanent and total disability (as defined in Section 22(e)(3) of the Code).

      9.8     “Employee” means a common-law employee of the Company, a Parent or a Subsidiary.

      9.9     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

      9.10     “Exercise Price” means the amount for which one share of Common Stock may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.

      9.11     “Fair Market Value” means the market price of shares of Common Stock, determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

      9.12     “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

      9.13     “Non-Employee Director” means a member of the Board who is not an Employee.

      9.14     “Option” means an option granted under the Plan and entitling the holder to purchase shares of Common Stock. Options do not qualify as incentive stock options described in section 422(b) of the Code.

      9.15     “Optionee” means an individual, estate, or affiliate of a Non-Employee Director that holds an Option.

      9.16     “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

      9.17     “Plan” means this VERITAS Software Corporation 2002 Directors Stock Option Plan, as amended from time to time.

      9.18     “Service” means service as a member of the Board.

      9.19     “Stock Option Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

      9.20     “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

VERITAS SOFTWARE CORPORATION
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
May 14, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
VERITAS SOFTWARE CORPORATION.

The undersigned hereby appoints Gary L. Bloom, Kenneth E. Lonchar and John F. Brigden, and each of them, each with full power of substitution and resubstitution, to represent the undersigned at the annual meeting of stockholders of VERITAS Software Corporation to be held at 8:30 a.m. Pacific Time on Tuesday, May 14, 2002 at 350 Ellis Street, Mountain View, California and at any adjournments or postponements of the meeting, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting on the matters set forth on the reverse side.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE THREE NOMINEES LISTED IN PROPOSAL NO. 1 AND FOR PROPOSAL NOS. 2, 3, 4 and 5. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements of the meeting to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

  FOLD AND DETACH HERE

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES AND FOR PROPOSAL NOS. 2, 3, 4 AND 5.	Please mark your votes as indicated in this example

1.	ELECTION OF DIRECTORS

Nominees:		01 Mark Leslie, 02 Geoffrey W. Squire, 03 David J. Roux

	FOR	WITHHOLDING AUTHORITY

Instruction: To withhold authority to vote for an individual nominee write that nominee’s name in the space provided below.)

2.	TO APPROVE THE VERITAS SOFTWARE CORPORATION 2002 EQUITY INCENTIVE PLAN.

		FOR	AGAINST	ABSTAIN

		FOR	AGAINST	ABSTAIN

3.	TO APPROVE THE VERITAS SOFTWARE CORPORATION 2002 EMPLOYEE STOCK PURCHASE PLAN.

		FOR	AGAINST	ABSTAIN

4.	TO APPROVE THE VERITAS SOFTWARE CORPORATION 2002 DIRECTORS STOCK OPTION PLAN.

		FOR	AGAINST	ABSTAIN

5.	TO RATIFY THE SELECTION OF KPMG LLP AS OUR INDEPENDENT ACCOUNTANTS FOR THE CURRENT FISCAL YEAR.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

Please sign exactly as your name(s) appear(s) on your stock certificate. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute the above proxy for a deceased stockholder should give their full title. Please date the proxy.

Signature(s)	Dated:	, 2002

  FOLD AND DETACH HERE

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 4PM Eastern Time the business day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.